1 Switzerland’s premium and scaled challenger – primed for growth & cash returns Capital Markets Day 9 September 2024 Exhibit 99.2 2 Disclaimer No Offer or Solicitation This presentation is not an offer to sell or a solicitation of offers to purchase or subscribe for shares or a solicitation of any vote or approval. This document is not a prospectus within the meaning of the Swiss Financial Services Act and not a prospectus under any other applicable laws. Copies of this document may not be sent to, distributed in or sent from jurisdictions in which this is barred or prohibited by law. The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy, in any jurisdiction in which such offer or solicitation would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any jurisdiction and there shall be no sale of securities in any such jurisdiction. This announcement is only addressed to and directed at specific addressees who: (A) if in member states of the European Economic Area (the EEA) are people who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (the Prospectus Regulation) (Qualified Investors); and (B) if in the U.K., are “qualified investors” within the meaning of Article 2(e) of the UK version of the Prospectus Regulation as it forms part of domestic law in the U.K. by virtue of the European Union (Withdrawal) Act 2018 (the UK Prospectus Regulation) who are: (i) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the Order); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; or (C) are other persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended)) in connection with the sale of any securities of the Company or any member of its group may otherwise lawfully be communicated or caused to be communicated (all such persons referred to in (B) and (C) being Relevant Persons). This announcement must not be acted on or relied on (i) in the U.K., by persons who are not Relevant Persons and (ii) in any member state of the EEA by persons who are not Qualified Investors. Any investment activity to which this announcement relates (i) in the U.K. is available only to, any may be engaged in only with, Relevant Persons; and (ii) in any member state of the EEA is available only to, and may be engaged only with, Qualified Investors. This presentation is an advertisement for the purposes of the Prospectus Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended) and underlying legislation. It is not a prospectus. A copy of any prospectus published by the Company will, if approved and published, be made available for inspection on Liberty Global’s website at www.libertyglobal.com subject to certain access restrictions. This document constitutes advertising in accordance with article 68 of the Swiss Financial Services Act. Such advertisements are communications to investors aiming to draw their attention to financial instruments. Any investment decisions with respect to any securities should not be made based on this advertisement. Forward-Looking Statements This presenation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the planned Transaction and its expected benefits, synergies to be achieved by Sunrise, Sunrise’s market share, network, strategy and other information and statements that are not historical fact. These forward-looking statements are based on current expectations, estimates and projections about the factors that may affect Sunrise’s future performance and are subject to certain risks and uncertainties, some of which are beyond the control of Sunrise or Liberty Global, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the risk that Liberty Global does not receive shareholder approval for the Transaction and/or related matters, Liberty Global’s ability to satisfy the other conditions to the Transaction on the expected timeframe or at all, the approval of the shares of Sunrise for listing on the SIX Swiss Exchange and the development of a trading market for them, the Liberty Global Board of Directors’ discretion to decide not to complete the Transaction for any reason, Sunrise’s ability to realize the expected benefits from the Transaction, unanticipated difficulties or costs in connection with the Transaction, Sunrise’s ability to successfully operate as an independent public company and maintain its relationships with material counterparties after the Transaction, Sunrise’s ability to successfully execute on its plans and strategies and other factors, including those detailed from time to time in Liberty Global’s filings with the Securities and Exchange Commission (the “SEC”), including its most recently filed annual report on Form 10-K, as it may be supplemented from time to time by its quarterly reports and other subsequent filings. These forward-looking statements speak only as of the date hereof. Although Sunrise and Liberty Global believe that their expectations reflected in any such forward-looking statement are based upon reasonable assumptions, no assurance can be given that these expectations will be achieved. Liberty Global and Sunrise expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in their expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement. Non-IFRS Financial Measures This presentation includes financial measures not presented in accordance with IFRS including Adjusted EBITDA, Adjusted EBITDAaL, Adjusted EBITDAaL less P&E Additions, and Adjusted FCF. Adjusted EBITDA: Adjusted EBITDA is defined as net income (loss) before income tax benefit (expense), share of losses (gains) of affiliates, financial income, financial expenses, depreciation and amortization, share-based compensation expense, and impairment, restructuring and other operating items. Other operating items include (a) provisions and provision releases related to significant litigation, (b) certain related-party charges and (c) gains and losses on the disposition of long-lived assets. Adjusted EBITDAaL: Adjusted EBITDAaL is defined as Adjusted EBITDA after lease-related expenses. Sunrise believes Adjusted EBITDA and Adjusted EBITDAaL are meaningful measures because they represent a transparent view of Sunrise’s recurring operating performance that is unaffected by its capital structure and allows management to (a) readily view operating trends, (b) perform analytical comparisons and benchmarking between segments and (c) identify strategies to improve operating performance. Sunrise believes Adjusted EBITDA and Adjusted EBITDAaL are useful to investors because they provide a basis for comparing Sunrise performance with the performance of other companies in the same or similar industries. Adjusted EBITDAaL less P&E Additions: Adjusted EBITDAaL less P&E Additions is defined as Adjusted EBITDAaL less property and equipment additions on an accrual basis (excluding those P&E additions under finance lease). Adjusted EBITDAaL less P&E Additions is a meaningful measure because it provides (i) a transparent view of Adjusted EBITDAaL that remains after capital spend, which Sunrise believes is important to take into account when evaluating overall performance and (ii) a comparable view of Sunrise performance relative to other telecommunications companies. Adjusted Free Cash Flow: Adjusted FCF is defined as net cash provided by operating activities, plus operating-related vendor financed expenses (which represents an increase in the period to actual cash available as a result of extending vendor payment terms beyond normal payment terms, which are typically 90 days or less, through non-cash financing activities), less (i) cash payments in the period for capital expenditures, (ii) principal payments on operating- and capital-related amounts financed by vendors and intermediaries (which represents a decrease in the period to actual cash available as a result of paying amounts to vendors and intermediaries where we previously had extended vendor payments beyond the normal payment terms), and (iii) principal payments on finance leases (which represents a decrease in the period to actual cash available). Sunrise believes their presentation of Adjusted FCF provides useful information to investors because this measure can be used to gauge their ability to (i) service debt and (ii) fund new investment opportunities after consideration of all actual cash payments related to working capital activities and expenses that are capital in nature, whether paid inside normal vendor payment terms or paid later outside normal vendor payment terms (in which case payment is typically made in less than 365 days). Adjusted FCF should not be understood to represent Sunrise’s ability to fund discretionary amounts, as they have various mandatory and contractual obligations, including debt repayments, that are not deducted to arrive at these amounts. These non-IFRS financial measures should be viewed as supplements to, and not substitutes for, IFRS measures of performance or liquidity as presented in Sunrise’s IFRS financial statements. These non-IFRS financial measures have no standardized meaning under IFRS and may not be comparable to similarly titled measures reported by other companies. They should not be considered in isolation or as an alternative for or superior to IFRS measures. These measures are presented and described in order to provide additional means of understanding Sunrise’s results in the same manner as its management team. Use of Projections This presentation contains certain forecasted financial information. The assumptions and estimates underlying such information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. The assumptions underlying such information include, among others, successful implementation of revenue stabilization and growth strategies, progress towards realizing the remainder of synergies of the UPC merger and various ongoing operational efficiencies, deleveraging in connection with the spin-off, improved macroeconomic environment, gradual tapering of capital expenditures driven by progress towards completion of key capital initiatives. Accordingly, there can be no assurance that the prospective results are indicative of actual future performance. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This presentation also contains estimates and other statistical data made by third parties and by Sunrise relating to data about Sunrise’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Data generated by third parties has not been verified by Liberty Global or Sunrise. In addition, projections, assumptions, and estimates of the future performance of the markets in which Sunrise operates are necessarily subject to a high degree of uncertainty and risk. Additional Information and Where to Find It In connection with the proposed Transaction, a registration statement on Form F-4 that will include a preliminary proxy statement (the “Proxy Statement/Prospectus”) will be filed and mailed to the Liberty Global shareholders. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. This presentation does not contain all the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. This presentation should not be construed as a prospectus or offering document. Liberty Global shareholders and investors may obtain free copies of the Proxy Statement/Prospectus and other relevant materials (when they become available) and other documents filed by Liberty Global at the SEC’s website at www.sec.gov. Copies of the Proxy Statement/Prospectus (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global’s Investor Relations at ir@libertyglobal.com or +1 (303) 220-6600. Participants in the Solicitation Liberty Global and its directors, executive officers and certain employees, may be deemed, under rules of the SEC, to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Liberty Global’s directors and executive officers is set forth in Liberty Global’s filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above. Sunrise, Liberty Global and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the Transaction. None of Sunrise, Liberty Global or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted. Confidentiality The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Sunrise and Liberty Global. This presentation is intended for the recipient hereof only. This presentation is for informational purposes only in connection with assessing interest in the potential private placement of securities in connection with the spin-off (the “Transaction”) by Liberty Global Ltd. (“Liberty Global”) of the businesses of its Swiss telecommunications provider into a separate publicly traded company Sunrise Communications AG (“Sunrise”). 3 Opening remarks André Krause – CEO 4 Highly experienced management team leading Sunrise’s next growth chapter x Years at Liberty Global / Sunrise x Industry experience ANDRÉ KRAUSE Chief Executive Officer JANY FRUYTIER Chief Financial Officer CHRISTOPH RICHARTZ Chief Consumer Officer Main Brand STEFAN FUCHS Chief Consumer Officer Flanker Brands THORSTEN HAESER Chief Business Officer ELMAR GRASSER Chief Technology Officer ANNA MARIA BLENGINO Chief Information Officer MARCEL HUBER General Counsel & Chief Corporate Affairs Officer TOBIAS FOSTER Chief People Officer 13 11 12 15 <1 11 52413 26 11 22 25 26 31 25 28 22

Agenda

- **OPENING REMARKS**
  André Krause – CEO
  Mike Fries – CEO Liberty Global
- 1 **RE-INTRODUCING SUNRISE**
  André Krause – CEO
- 2 **BUSINESS OVERVIEW**
  Christoph Richartz – CCO Main Brand
  Stefan Fuchs – CCO Flanker Brand
  Thorsten Haeser – CBO
- **Q&A**
- **BREAK**
- 3 **NETWORK & IT**
  Elmar Grasser – CTO
  Anna Maria Blengino – CIO
- 4 **SUSTAINABILITY AND GOVERNANCE**
  André Krause – CEO
- **Q&A**
- 5 **FINANCIAL OVERVIEW**
  Jany Fruytier – CFO
- 6 **TRANSACTION OVERVIEW**
  Alex Herrmann – VP IR
- **Q&A**
- 7 **CLOSING REMARKS**
  André Krause – CEO

5

Introduction by the Chairman

Mike Fries – CEO Liberty Global, Sunrise Chair



Introducing the Board



THOMAS MEYER



INGRID DELTENRE



CATHERINE MÜHLEMANN



ADAM BIRD



LUTZ SCHÜLER



ENRIQUE RODRIGUEZ



MIKE FRIES (CHAIRMAN)

7

Re-Introducing Sunrise

André Krause – CEO

1

Spin-off: The next step in Sunrise's growth story

Spin-off of Sunrise expected in Q4 2024 with listing on the SIX Swiss Exchange

Sunrise's evolution post 2020 acquisition by Liberty Global

- **2023+** Well-positioned for growth post successful merger integration
- **2022** Sunrise-UPC rebranded to Sunrise
- **2021** Sunrise-UPC begins integration of its two brands
- **2020** Liberty Global acquires Sunrise[1]
  - ✓ Full fixed-mobile convergence
  - ✓ Enhanced B2B scale
  - ✓ Significant cost and capex synergies



Sunrise
Sunrise upc
LIBERTY GLOBAL
Sunrise

Spin-off rationale

- **Establish fully-distributed valuation for Liberty Global & Sunrise investors**
- **Direct exposure to Switzerland's premium and scaled challenger** — 100% Swiss
- **Enhanced and global shareholder base**
- **Strong track record as a previously listed company with standalone capital markets profile**

Note: [1] Before acquisition in 2020, Liberty Global's UPC Switzerland was predominantly focusing on providing fixed broadband and telephony services, while Sunrise was mainly focusing on mobile services

9

Sunrise is the premium and scaled challenger in Switzerland with strong positions in mobile, broadband and TV

Strong financial profile (2023A CHFbn)



Revenue split[1]
Fixed 35%
B2B 26%
Other 5%
Mobile 35%

~3.0bn	~1.0bn	~0.5bn	~0.4bn
Revenue	Adj. EBITDAaL 34% margin	Adj. EBITDAaL less P&E Additions ~16% revenue	Adj. FCF ~12% revenue

Clear #1 challenger in Switzerland

% market shares[2]

26%	28%	31%
Mobile	Broadband	TV
#2	#2	#2

Future-proof mobile and fixed networks and benefitting from a highly converged customer base

2.7m	99.9%	~56%
HFC homes passed (with 2.5 Gbps speed)	Population coverage[3]	FMC penetration[4]

Source: Ampere Analysis
Note: KPIs as of 2023A; financial metrics shown in IFRS; financials rounded to one decimal; [1] Numbers may not add up to 100% due to rounding; [2] Based on Ampere Analysis; [3] 4G outdoor population coverage; [4] Defined as number of customers who subscribed to both a fixed broadband internet service and post-paid mobile telephony service, divided by the total number of customers who subscribe to at least one fixed broadband internet service

10

Switzerland's premium and scaled challenger – primed for growth and cash returns

- **A** Favourable Swiss macro environment
- **B** Attractive telecom market
- **C** Premium and scaled challenger
- **D** High quality and future-fit networks
- **E** Stable business and compelling cash flow generation
- **F** Clear growth plan

Attractive & progressive shareholder returns

11

A Switzerland benefits from strong macro fundamentals and a stable political environment

Highly affluent and growing economy

2023A nominal GDP per capita (CHF '000)

GDP CAGR 2017-2023A: 1.8% (Switzerland) | 1.6% (EU-15)



85
46
EU-15

Low cost of capital and low tax

10yr government bond yields (%)[1]

Corporate tax rate: 16%[2] (Switzerland) | 24% (EU-15)



3.9%
0.5%
2.9%
EU-15

Consistently low inflation

Compounded annual CPI 2017-2023A (%)

CPI 2023A: 2.1% (Switzerland) | 5.1% (EU-15)



1.0%
3.2%
EU-15

Source: Bloomberg, FactSet, PwC, Swiss Federal Statistical Office, IMF
Note: [1] As of 2-Sep-2024; [2] Midpoint of effective tax range of 11.9%-21.0% depending on canton and municipality

12

B Attractive ~CHF8.1bn[1] telecom market providing fertile ground for Sunrise's continued success story

- **One of the most technologically advanced telecom markets in Europe**
- **Focus on quality**
- **Attractive ARPU**
- **Healthy, rational 3-player market**
- **Benign, ex-post regulatory environment**
- **Multiple growth levers**

Source: Ampere Analysis
Note: [1] 2023A market value of mobile, fixed broadband, and TV market segments combined

13

C Premium and scaled challenger across mobile, broadband and TV

Clear #2 in mobile



Salt.
18%
swisscom
56%
CHF4.3bn[1]
26%
Sunrise

Clear #2 in broadband



Regional utilities / providers
18%
swisscom
48%
Salt.
5%
CHF2.2bn[1]
28%
Sunrise

Clear #2 in TV



Others
24%
swisscom
40%
Salt.
5%
CHF1.6bn[1]
31%
Sunrise

Source: Ampere Analysis
Note: Market shares % (based on RGUs); values as of 2023A; mobile market shares of MNOs; [1] Market values based on revenue

14

D Best-in-class, future-fit networks enabling forward growth

One of the best mobile networks in Europe

2024 Connect network test results, points on a scale of 1,000[1]



#1
swisscom
#3
#4
#5
Sunrise
968
#7
#8
Salt.
#10
#15
#16
#17
#18
#19
#20
Less than 2 pp. to #1

Rated as outstanding by Connect 8 times in a row

Most comprehensive fixed network access delivering the highest gigabit coverage in Switzerland

Dwellings coverage (%) and max speeds (Gbps) by technology

HFC	Fibre	FWA
~60%	~40%	~75%[2]
2.5 Gbps	10 Gbps	1 Gbps
Fully-owned network with economies of scale and high margins	IRU-based with ample capacity on lines already procured	Fully-owned network

Gigabit speeds anywhere, anytime

Source: Connect
Note: [1] Connect evaluates companies in the categories of voice telephony, mobile data transmission and crowdsourcing, assigning a maximum of 270, 480 and 250 points respectively (maximum 1,000 points); results presented for top 20 networks; results for Belgian MNOs based on the latest available scores from 2023; [2] Outdoor FWA coverage

15

E Delivering stable top-line throughout the Sunrise UPC integration while increasing cash flows

Revenue (CHFm)

2021RB	2022RB	2023RB	H1 2024RB
3'042	3'042	**3'035**	**1'484**

Adj. EBITDAaL (CHFm)

	2021RB	2022RB	2023RB	H1 2024RB
% revenue	*35.0%*	*33.7%*	***33.9%***	***34.2%***
	1'064	1'025	**1'030**	**508**

Adj. FCF (CHFm)

	2021A	2022A	2023A	H1 2024A
% revenue	*9.7%*	*9.8%*	***11.6%***	***7.6%***
	297	300	**353**	**113**

- **Stable topline on the back of volume related growth partially offset by customer churn related to brand integration and price increases**
- **Margin impacted by customer migration while cost-to-capture[1] declined**
- **Future-proof and well-invested mobile and fixed gigabit networks**
- **Strong cash conversion driven by decreasing capital expenditure requirements over time**
- **Limited working capital requirement and low tax environment allow for attractive Adj. FCF profile**

Note: Financial metrics are shown on a rebased IFRS basis (RB). Please see appendix for rebase definitions and reconciliations; [1] Refers to costs arising in capturing the synergies

16

Multiple levers of growth across our 3 strategic verticals…

Sunrise



Sunrise
STABILISATION AND RETURN TO GROWTH IN MAIN BRAND
yallo
YALLO KANN
CONTINUED GROWTH IN DIGITAL FIRST BRAND
BUSINESS
GROW MARKET SHARE IN UNDERPENETRATED B2B MARKET

17

…further fuelled by unlocking digitalisation and AI capabilities

Sunrise



B2C
ML/AI-powered Customer Care as a Service replacing legacy telephony approach
Step change in Omnichannel Care
B2B
GenAI-supported managed services, cloudification of SMEs and workplace solutions
Strengthening B2B portfolio offering
NETWORK
Energy-efficient network leveraging AI Powerstar[1] without compromising on network reliability
5.5 GWh/year reduction in mobile network electricity usage[2]

Note: [1] Powerstar is an energy management software that uses AI algorithms to analyse radio access network (RAN) traffic to make real-time adjustments with a focus on power-saving opportunities and help clients transform energy management infrastructure; [2] Ongoing annual savings, equating to the annual electricity consumption of a small Swiss community with ~1,100 households

18

A robust FCF growth and an attractive progressive dividend policy going forward

Sunrise

Adj. FCF guidance (CHFm)



~16%
353
360-370[1]
Clear growth plan
Opex optimisation
Capex efficient
De-leveraging
Tax impact
>410[2]
2023A
2024E
Mid-term target

Targeted progressive dividend per share policy

≥CHF240m
Dividend to be paid in 2025[3]

May 2025
1st yearly dividend distribution

Up to 70%
Adj. FCF pay-out[4]

5+ years
Dividends not subject to Swiss withholding tax

Note: Please see appendix for reconciliations; [1] After deduction of ~CHF10m spin-off related one-off costs; [2] On a fully taxed basis; [3] Subject to approval by Sunrise's Annual General Meeting; [4] As long as net leverage ratio between 3.5x - 4.5x, afterwards the company will re-evaluate its capital allocation strategy

19

Business overview

Sunrise

Christoph Richartz – Main Brand Chief Consumer Officer
Stefan Fuchs – Flanker Brands Chief Consumer Officer
Thorsten Haeser – Chief Business Officer

2

Our strategy is underpinned by well-defined targets to deliver Sunrise's long-term vision

Sunrise


GAIN MARKET SHARE IN CORE SEGMENT
Leading fully-converged challenger


DEVELOP MORE RGU'S & EXTRA OPTIONS PER CUSTOMER
Gross adds, FMC, multi-mobile


DEVELOP NEW ADJACENT SERVICES FOR FURTHER GROWTH
Value-added services

21

Strong portfolio of brands support leading challenger position, strategically addressing each market segment

Sunrise

Our multi-brand strategy targets different segments of the market


Estimated % of market¹
High
Low
Perceived price
Perceived value
Low
High
swisscom
Sunrise
QUICKLINE
Salt.
wingo
yallo
coop mobile
Budget MOBILE
LEBARA
LIDL CONNECT
ALDI
swype
spusu
GALAXUS
Lyca Mobile
TALK TALK
Premium segment
55-65%
Smart shopper segment
30-40%
Budget segment
<5%

Brand proposition

Sunrise
- **Main brand** - strong challenger of Swisscom
- **Well-established premium** position
- **High quality network**

Flanker brands

yallo
- **No-frills** and **digital first**
- **Dynamic pricing**
- **Attractive economics**

swype, LEBARA

TALK TALK, ALDI, GALAXUS — *MVNOs / branded resellers*

Note: ¹ Based on Sunrise estimates

22

Three strategic pillars define our differentiated growth engine

Sunrise

Sunrise
Main consumer brand

Stabilisation and return to growth

- **Premium product** based on **state-of-the-art networks, innovative offering,** and **high-quality customer service** – underlined by an **exciting brand**
- **Continue top-line momentum** underpinned by strong customer inflows and churn reduction towards historical levels
- **Increase share of wallet** and hence **stabilize** customer **ARPU** via FMC, multi-mobile, and new service offerings yallo
Digital consumer brand

Continuation of growth

- **Smart shopper positioning** offering attractive price / value proposition underpinned by simple but innovative solutions
- **Yallo established as full telco,** continuing to grow market share
- **Digital-first** leading to attractive margins despite lower price point

74%

Business

Acceleration of market share growth

- **Win market share in core segments** with a **strong FMC product offering**
- **Exploit fast-growing value-added ICT services** – growing through new revenue opportunities
- **Focus on high value SME segment via tailored approach,** with dedicated offerings and complementary solutions

26%

Note: ¹ Segment contribution to 2023A revenue in percent, "Other" representing 1% of 2023A revenue is excluded, B2B including WHS

Revenue contribution in 2023A¹

23

Business overview – Main Brand

Sunrise

Christoph Richartz – Main Brand Chief Consumer Officer



2a

Three strategic pillars define our differentiated growth engine

Sunrise

Sunrise – Main consumer brand

Stabilisation and return to growth

- **Premium product** based on **state-of-the-art networks**, **innovative offering**, and **high-quality customer service** – underlined by an **exciting brand**
- **Continue top-line momentum** underpinned by strong customer inflows and churn reduction towards historical levels
- **Increase share of wallet** and hence **stabilize** customer **ARPU** via FMC, multi-mobile, and new service offerings yallo – Digital consumer brand

Continuation of growth

- **Smart shopper positioning** offering attractive price / value proposition underpinned by simple but innovative solutions
- **Yallo established as full telco**, continuing to grow market share
- **Digital-first** leading to attractive margins despite lower price point

Business

Acceleration of market share growth

- **Win market share in core segments** with a **strong FMC product offering**
- **Exploit fast-growing value-added ICT services** – growing through new revenue opportunities
- **Focus on high value SME segment via tailored approach**, with dedicated offerings and complementary solutions

Consumer: **74%** | Business: **26%**

Note: [1] Segment contribution to 2023A revenue in percent, "Other" representing 1% of 2023A revenue is excluded, B2B including WHS

Revenue contribution in 2023A[1]

25

Sunrise has multiple levers to continue gaining market share and improving customer preference

Sunrise

- **Innovative product portfolio** based on **state-of-the art networks**
- Reinforced Sunrise brand with **high-profile sponsorships** & **prominent brand ambassadors**
- **Sunrise moments** – first comprehensive Swiss telco loyalty program


Premium product positioniong
Focus on customer retention
Expand share of wallet

- Expand portfolio of **new service offerings**
- Leverage **up-selling and cross-selling potential**
- **Increase share of wallet** through:
  - FMC and multi-mobile benefit
  - Value-added services and adjacent services

- Completion of **UPC base migration** to Sunrise **mostly done**
- **FMC push and multi-RGU offers** improving churn
- Increase customer satisfaction by **focus on service quality** and **launch of new systems**

26

Strong core product portfolio complemented by innovative adjacencies with a clearly defined growth outlook

Sunrise

Premium offering

Strong and diversified product portfolio...


Core portfolio
Innovative adjacencies
Cutting-edge cybersecurity proposition
Innovative DaaS proposition
Unique in-home WiFi
Access agnostic internet portfolio, up to 10 Gbps
Full 5G enabled mobile portfolio
5G
State-of-the-art TV product, enhanced by over-the-top services

...with a well-defined outlook for future growth

1. **New value propositions** to increase penetration of **near core adjacencies**
2. **Improved inflow** value through **smart promotions**
3. Increased engagement through **new touchpoint management** across all channels

27

Device as a Service: Tangible opportunity for growth

Sunrise

Premium offering

DaaS overview

Offering tailored to customer needs...


DaaS
Device variety
Flexibility
Sustainability
Scalability

...with clearly proven benefits

- Increased **customer loyalty**
- **Reduced** reliance on **SIM only**
- Expanded **adjacent services**

Developed an exceptional DaaS framework in less than two years...


UPGRADE SUSTAINABLY, SAVE CLEVERLY


SWITCH TO A NEW PHONE
WHENEVER YOU LIKE

...already delivering outstanding results and creating growth momentum

Monthly iPhone sell-through


2023
2024

28

We have invested in unparalleled partnerships and sponsorships to reinforce our premium positioning

Sunrise

Premium offering



Sunrise
swissski
MACH WAS MUTIGES
DREAM BIG. DO BIG.
Sunrise
MACH WAS MAGISCHES
DREAM BIG. DO BIG.

29

We continue to engage with our customers through exclusive experiences, rewarding their loyalty

Sunrise

Premium offering



Sunrise Moments
Exclusive platform **bringing relevant content and unique offers** enhancing unparalleled customer experiences
Sunrise starzone
Concerts, events & festivals
Sports
Football
Hockey
Skiing
Sunrise starzone

30

Sunrise has multiple levers to continue gaining market share and improving customer preference

Sunrise

- **Innovative product portfolio** based on **state-of-the art networks**
- Reinforced Sunrise brand with **high-profile sponsorships** & **prominent brand ambassadors**
- **Sunrise moments** – first comprehensive Swiss telco loyalty program



Premium product positioniong
Focus on customer retention
Expand share of wallet

- Expand portfolio of **new service offerings**
- Leverage **up-selling and cross-selling potential**
- **Increase share of wallet** through:
  - FMC and multi-mobile benefit
  - Value-added services and adjacent services

- Completion of **UPC base migration** to Sunrise **mostly done**
- **FMC push and multi-RGU offers** improving churn
- Increase customer satisfaction by **focus on service quality** and **launch of new systems**

31

Our multi-brand strategy delivers strong customer inflows despite temporarily higher churn related to UPC integration and price increase

Sunrise

Customer retention



Key developments
Sunrise
yallo[1]
2021
2022
2023
2024
Phase out UPC brand
Full telco launch
Price rise
RGU Gross adds
Mobile
Fixed

Delivered robust customer inflows over time, clearly proving past challenges have been overcome

Sunrise | yallo

Past

High churn levels generated by several **headwinds**:

- Migration of UPC customer base
- Integration and ICT transformation activities
- Inflationary price increases

Present

Strong progress with visible **evidence** in **operational KPIs** translating to **improvement of revenue trajectory**

Note: [1] Yallo customer wins include Swype & Lebara; Inflow includes rotational activation/deactivation

32

Note: 1 Average across mobile and fixed churn; 2 Excluding rotational activation / deactivation Historical 2023 Initiative 1 Initiative 2 Initiative 3 Long-term ambition Blended churn1,2 Further FMC / multi-RGU expansion UPC customer migration to Sunrise Operational improvements across UPC and Sunrise base Q2-23 Q2-24 We have taken clear actions to strengthen our customer base, significantly improving from the temporarily elevated 2023 churn Customer retention 33 UPC customer base has been mostly de-risked – integrated customer base on stable Sunrise products 0% 20% 40% 60% 80% 100% Dez 22 Mär 23 Jun 23 Sep 23 Dez 23 Mär 24 Jun 24 Sep 24 Dez 24 Successful merger integration – heavy lifting of UPC customer migrations behind us Note: 1 Dec 2024 projection based on target ambition Today At UPC (out of contract customers) Customer retentionAccounts by category evolution (former UPC customer base)1 34 We have focused on improving customer satisfaction, and we continue investing in customer experience rNPS evolution Key initiatives TodayJan-23 Long-term New technology (CCaaS1) Improve processes & perceived quality Strengthen reward for customer loyalty Clear service promise towards customers Customer problem resolution and quality of answer New organisational structure New customer journey excellence team Operational efficiency and customer experience improvements Implemented • Sunrise and UPC post-merger integration • Price increases in 2023 NPS ambition to become industry benchmark Customer retention Relational net promoter score development Note: 1 Customer Care as a Service 35 ⚫ Innovative product portfolio based on state-of-the art networks ⚫ Reinforced Sunrise brand with high-profile sponsorships & prominent brand ambassadors ⚫ Sunrise moments – first comprehensive Swiss telco loyalty program Sunrise has multiple levers to continue gaining market share and improving customer preference ⚫ Expand portfolio of new service offerings ⚫ Leverage up-selling and cross- selling potential ⚫ Increase share of wallet through: o FMC and multi-mobile benefit o Value-added services and adjacent services ⚫ Completion of UPC base migration to Sunrise mostly done ⚫ FMC push and multi-RGU offers improving churn ⚫ Increase customer satisfaction by focus on service quality and launch of new systems F o c u s o n cu stom er re te n tion Expan d sh a re of w a ll e t Premium product positioniong 36

⚫ Innovative, high-quality product and service additions ⚫ Recent developments: o DaaS o Cybersecurity o iPhone bundle proposition ⚫ FMC catch-up potential FMC Adjacent services ⚫ “Multi-mobile benefit”: Increase mobile subscriptions per customer ⚫ Extend device connectivity ⚫ Complementary value-added-services portfolio to multi-mobile offering Multi-mobile/ Value-added-services Increased share of customer wallet expected via FMC and multi-mobile cross/up-selling, enhanced by adjacent services 2023 2027 Expected share of wallet (ARPU) growth through integrated offering ~56% Existing FMC overlap on broadband base <1/31 of all customer relationships converged SoW expansion Revenue development Note: 1 Calculated as FMC accounts / total B2C customer relationships as of Jun-24 37 38 Switzerland’s premium and scaled challenger – primed for growth and cash returns unrise B2C key takeaways Strong position in the premium segment underpinned by long-term brand investments Successful merger integration with heavy lifting behind, strengthened customer base Improved retention through loyalty programs and comprehensive product offering Innovative product offering (value-added, adjacent services) supporting wallet share growth 1 2 3 4 Business overview – Flanker Brands Stefan Fuchs – Flanker Brands Chief Consumer Officer 2b Acceleration of market share growth ⚫ Win market share in core segments with a strong FMC product offering ⚫ Exploit fast-growing value-added ICT services – growing through new revenue opportunities ⚫ Focus on high value SME segment via tailored approach, with dedicated offerings and complementary solutions Business Note: 1 Segment contribution to 2023A revenue in percent, “Other” representing 1% of 2023A revenue is excluded, B2B including WHS Continuation of growth ⚫ Smart shopper positioning offering attractive price / value proposition underpinned by simple but innovative solutions ⚫ Yallo established as full telco, continuing to grow market share ⚫ Digital-first leading to attractive margins despite lower price point Digital consumer brand Three strategic pillars define our differentiated growth engine Stabilisation and return to growth ⚫ Premium product based on state-of- the-art networks, innovative offering, and high-quality customer service – underlined by an exciting brand ⚫ Continue top-line momentum underpinned by strong customer inflows and churn reduction towards historical levels ⚫ Increase share of wallet and hence stabilize customer ARPU via FMC, multi-mobile, and new service offerings Main consumer brand 74% 26% Revenue contribution in 2023A1 40

Yallo is on a clear growth pathway underpinned by full telco proposition and a digital-first, price-competitive offering

Sunrise

Full telco proposition
- Price-competitive **converged offerings**
- **Outperforming peers** leveraging a **best-in-class mobile, fibre & HFC** infrastructure
- **Award winning networks:** all mobile products on 5G, Gigabit internet speeds widely available

Smart shopper positioning
- Highly **attractive price / value** proposition
- **Simple, innovative solutions** focussing on **digital experience & performance**
- **Well-positioned offering** and capabilities vs. direct competitors

Digital-first
- **Digital-first set-up** continuing to digitize operations, channels & way-of-working
- State-of-the-art **cloud-based architecture**
- Fast and **intuitive consumer journeys**
- **Lean cost structure**



41

Yallo brings highly attractive price / value offering compared with competing brands in smart shopper and budget segment

Sunrise

Strong Flanker brand with superior position to MVNOs



Medium
Low
Perceived price
Low
Medium
Perceived value
QUICKLINE
Salt.
wingo
yallo
coop mobile
Budget MOBILE
LEBARA
swype
ALDI
GALAXUS
spusu
GoMo
Lyca Mobile
TALK TALK
Smart shopper segment
Budget segment
Supporting brands

yallo	vs. Smart shopper	vs. Budget segment	
Price			Life-time, **smart promotions**; **Limited back-book** exposure
Brand			**Higher awareness** & consideration; **Trailing** vs. 3rd nationwide MNO
Network			Outstanding **5G + Gbps** in non-FTTH; **No budget competitors** in fixed yet
Product			Focus on **digital experience**; Core services allowing **FMC strategy**

Competitive edge: advantage on par

42

Full telco proposition and no-frills strategy enable Yallo to win in the smart shopper segment

Sunrise

Full telco launch in 2022 to continue growth trajectory

yallo Full telco operator

2020 2021

Mobile
- Post- / Prepaid
- MBB
- Devices for base
- Smart watches

Internet
- Fixed broadband
  - Fibre: 10 Gbps
  - HFC: 1 Gbps[1]

TV
- Paid
- Free



YALLO KANN NICHT ZUM MARS
YALLO KANN NICHT BRÄUNEN
YALLO KANN MOBILE INTERNET TV
YALLO KANN KEINE LOCKEN
YALLO KANN MOBILE INTERNET TV

- **No-frills** product **portfolio** focusing on **core customer needs**
- **High performance** with 5G on mobile and up to 10 Gbps on Internet
- **Portfolio structure** optimized for **promotional planning**
- **Differentiated segments & go-to-market** without cannibalizing main brand

Note: [1] Soon up to 2.5 Gbps

43

Doubling down on fixed boosted the internet base in 2023 – showcasing more growth potential ahead via FMC proposition

Sunrise

Insights from Fixed launch

Customer base evolution



Mobile+
Past
Full telco
Today
Beyond full telco
Future

Approach
- Speed tiering & dual-promo sets
- Segment expansion with TV
- Brand awareness push for fixed

Tangible future opportunities in the Fixed market…

1. Further increase market share & cross-sell to mobile base
2. Defend & attack in growing fibre footprint
3. Leverage HFC speed advantage outside fibre

…addressed with a clear plan

Accelerate x-sell
- New channels
- Exclusive offers

2024

New FMC proposition

2025

Note: [1] Churn reduction of converged mobile customer base

44

Digital-first telco provider driving effective and efficient operations

Sunrise

Digitally driven go-to-market


Physical
~30%
~70%
Digital
Today

- **~70% of sales** delivered through integrated **digital sales ecosystem**
- Most **traffic via targeted online advertising**, supported by hotline & chat tools

Relentless focus on simplicity

- Product & process **design for online first** (e.g. conversion-friendly checkout)
- Fast adaptation and **time to market**

Productive ways of working

- **Fast 2-weeks development cycles**, with own Tech team (BizDevSecOps[1])
- **Lean organization:** ~70 internal FTEs, revenue/FTE up by +10% y-o-y

Modern stack in cloud, AI-ready

- **Future-proof architecture** for scalability & cost consciousness
- **Integrated data lake** for real-time business intelligence
- **GenAI & ML** for digital customer journeys and highly personalized offers

Note: [1] Business, Development, Security and Operations

45

Yallo key takeaways

Sunrise

1. **Strong position in Smart shopper segment with continued inflow momentum through compelling price / value offering**
2. **Full telco converged proposition with FMC growth ahead, supported by best-in-class mobile, fibre & HFC infrastructure**
3. **Attractive margins generated by digital-first, no-frills offering and lean operations**

46

Sunrise

Business overview – B2B

Thorsten Haeser – Chief Business Officer

2c



Three strategic pillars define our differentiated growth engine

Sunrise

Sunrise (Main consumer brand)	yallo (Digital consumer brand)	Business
Stabilisation and return to growth	**Continuation of growth**	**Acceleration of market share growth**
• **Premium product** based on **state-of-the-art networks, innovative offering**, and **high-quality customer service** – underlined by an **exciting brand** • **Continue top-line momentum** underpinned by strong customer inflows and churn reduction towards historical levels • **Increase share of wallet** and hence **stabilize** customer **ARPU** via FMC, multi-mobile, and new service offerings	• **Smart shopper positioning** offering attractive price / value proposition underpinned by simple but innovative solutions • **Yallo established as full telco**, continuing to grow market share • **Digital-first** leading to attractive margins despite lower price point	• **Win market share in core segments** with a **strong FMC product offering** • **Exploit fast-growing value-added ICT services** – growing through new revenue opportunities • **Focus on high value SME segment via tailored approach,** with dedicated offerings and complementary solutions

74% (Sunrise and yallo) | 26% (Business)

Note: [1] Segment contribution to 2023A revenue in percent, "Other" representing 1% of 2023A revenue is excluded, B2B including WHS

Revenue contribution in 2023A[1]

48

Headroom to expand B2B through our competitive offering ⚫ Grow underrepresented B2B presence vs. Sunrise B2C market share ⚫ Strong portfolio of products and services strengthened by Sunrise & UPC merger Gain Core market share ⚫ New revenue opportunities – advanced managed ICT service offerings to drive revenue & customer wins ⚫ Strategically grow B2B offering through prime partner ecosystem Exploit fast-growing value-added ICT services ⚫ Segment tailored approach – acceleration program designed to target medium segment customers to drive new wins ⚫ Focus on complementary solutions and bundling of FMC telecommunications and ICT services Focus on high value SME market 49 New and renewed customers – recent accomplishments Sources: Analysys Mason Note: 1 B2B (fixed & mobile) excl. WHS, internal revenue definition 2022 2023 2024 18.9% 19.3% 21.1% 15% 17% 19% 21% 23% 25% 27% 29% 2’000.00 2’200.00 2’400.00 2’600.00 2’800.00 3’000.00 2022A 2023A 2024E +2.2pp Sunrise core B2B market share growth ’22A-’24E B2B Core telco market share1 Large opportunity to continue gaining market share in our core segment Sunrise B2B market share (%) 50 3.2 3.3 16.0 22.4 9.1 14.5 1.7 2.5 1.0 1.2 2023A 2027E Fixed + Mobile Services Software Data Center Systems Devices Sources: Gartner Note: 1 Gartner market databook 2Q24 update - ICT includes software, services, data center systems, devices spend B2B Telco market including ICT market1 CHFbn Large opportunity to access value-added ICT services market +9x At the same time, we are entering the growing ICT market representing an opportunity of ~9x of the core market CAGR ’23A-’27E ~10% 51 Cybersecurity solutions Cloud enabled solutions Industrial & automation Value-added ICT services Comprehensive ICT service portfolio digitizing organisations MDR NEW, SCiON, SASE, DDOS SaaS, IaaS NEW WaaS 5G SA MPN NEW IoT Broad offering of integrated IT and communications solutions enabled by a strong partner ecosystem Sunrise Telco High Quality Infrastructure & B2B Services Outstanding 5G Mobile Network Fastest fixed network nationally Supported by prime partner ecosystem 52

Note: 1 Including Y-Redundancy, Broadband and Mobile Backup; 2 1.2k require physical build Case study – Migros: we have won the largest retailer in Switzerland with our competitive offering ✓ >2.2k sites & >2.5k stores ✓ Structured in regional “cooperatives” ✓ Product offering tailored by brand requirements and price point 40-60 sites will be deployed every week Dedicated project team & service management Fully managed SD WAN solution Streamlined connectivity portfolio1 1.4k+ fibre connections2 350+ km new fibre being put into the ground 800+ broadband connections (280 HFC) Ubiquitous presence across Switzerland Basel St. Gallen Baden Zürich Lugano Genève Bern Chur Bellinzoa Interlaken Migros presence Serving the biggest retailer and largest private employer in Switzerland… …providing a holistic set of solutions tailored around its telco needs 53 Source: Swiss Federal Statistical Office Note: 1 Penetration is calculated as # of customer relationships as % of total # of companies registered in CH; companies tend to maintain relationships with one or more telco operators. SMEs defined as companies with 10-249 employees (excluding Small office / Home office companies), Enterprise defined as companies with +250 employees 1 Building a plan for growth Enabling sales & digital business Scaling through selling more Expanding share of wallet Increasing scope Indirect / Partner channel Go-to-market Digitalization Customer value management Ecosystem Partners 2 3 4 5 Medium segment acceleration program focuses on 5 key pillars B2B companies' relationship penetration1 Sunrise customer relationships as % of # of companies in CH SMEs Headroom to grow SME penetration vs. Enterprise segment Enterprise SMEs to drive market share growth in coming years – Sunrise is targeting the high value medium segment Well-defined strategy focused largely on the underpenetrated SME segment ~2k ~94k ~1.5m ~2m Employees Companies B2B Swiss market 54 55 Sunrise B2B key takeaways key takeaways Tangible opportunity to grow underrepresented B2B market share (vs. Sunrise B2C) Highly competitive FMC product portfolio strengthened by Sunrise-UPC merger Expansion to fast growth value-added ICT services strengthened by prime partner ecosystem 1 2 3 Well-defined strategy tackling the large and attractive SME segment to drive customer wins leveraging a proven track record4 56 Switzerland’s premium and scaled challenger – primed for growth and cash returns Busin ss overvi w key takeaways 1 2 3 Main brand stabilisation and return to growth via a premium product positioning, focus on customer retention and share of wallet expansion Yallo continues growth momentum thanks to full telco and no-frills offering at an attractive price/value proposition B2B acceleration of growth via a competitive product portfolio and best-in-class partners

57 Q&A 58 Break Network & IT Elmar Grasser – Chief Technology Officer Anna Maria Blengino – Chief Information Officer 3 Network Elmar Grasser – Chief Technology Officer 3a

Sunrise is strongly positioned with the most comprehensive fixed network access and highest Gigabit coverage in Switzerland



HFC
Fibre
DSL
Dwellings coverage[1]
55%
Sunrise
~60%
Partners
6%
27%
swisscom
& utilities
~40%
swisscom
13%
~95%
swisscom
Sunrise network approach
Owned
Leased
Pilot
Owned[2]
Leased[3]
Owned
Leased[4]
Max speeds
2.5 Gbps
10 Gbps
Up to 500 Mbps[5]

Key takeaways

1. Exclusive HFC network
2. Full access to FTTH & DSL through wholesale
3. Speed advantage in large parts of the country

Note: [1] Based on a total of 5.5m households and businesses in Switzerland; [2] First HFC to fibre upgrade pilots completed; [3] Layer 1 (IRU ALO) and Layer 3 (BBCS-F) deal with Swisscom; Layer 1 (20y Customer IRU) deal with all relevant local players; [4] Layer 3 (BBCS-C) deal with Swisscom; [5] Subject to GFast setup

61

Sunrise's hybrid strategy ensures cost optimization and provides continued strategic optionality

Maximize usage of own HFC & FWA networks

Owned HFC & FWA in total share of base / inflow (FY 2023)[1]



~57%
~54%
Base
Inflow

Strong inflows despite ~53% of HFC network overbuilt with fibre

Secure & optimize fibre wholesale access

Average wholesale cost per access line



(11)%
2021
2022
2023

Cost-efficient fibre access to protect/increase market share (both on/off-footprint)

Retain optionality for own FTTH build



Buy
(wholesale)
Build?
(network ownership)
FTTH penetration (%)
Time

Optimization of overall access costs with smooth cash profile

Note: [1] For Sunrise's broadband residential subscribers (across both Sunrise and yallo); base referring to % of Sunrise's broadband residential subscribers connected through HFC/FWA technology as of December 31, 2023; inflow referring to % of Sunrise's new broadband residential subscribers signed up for broadband services through HFC/FWA technology in 2023

62

Future-proof 2.5 Gbps enabled HFC network, providing excellent customer experience

Continuous modernization over years extending network life

Max download speed (Gbps)



Current progress
Future potential[1]
0.5
1.0
2.5
5.0
10.0
Before 2019
Since 2019
In 2024
Docsis 3.1 potential
Docsis 4.0 potential

Fibre rich HFC network
Technical optionality for further upgrades with limited incremental investment

Delivering tangible customer satisfaction with strong NPS



Total NPS[2] – on similar level
Comparable
HFC
Fibre
Activation NPS[3] – HFC even with advantage vs fibre
~4pts
HFC
Fibre

Excellent customer experience
Immediate activation and plug & play experience

Note: [1] As of date of the CMD, Sunrise has no firm plans to upgrade its network beyond 2.5 Gbps; [2] 6-months average till Jun-24; NPS on a scale (100) to 100; [3] Sunrise Residential, 6-months average till Jun-24; NPS on a scale (100) to 100

63

State of the art, fully ducted fibre rich HFC network

1. Complete fibre-based backbone and transport network with significant investments already secured
2. Future-proof fibre XGS-PON IT platform implemented
3. Complementary hybrid HFC/fibre strategy ensures cost optimisation and provides continued strategic optionality

Sunrise's backbone comprises ~25k km fibre cables and ~40k km coaxial cables



Basel
Koblenz
Baden
St.Gallen
Wil
St.Margrethen
Delemont
Olten
Aarau
Zürich
Winterthur
Solothurn
Horgen
Rapperswil
Buchs
Biel
Zug
Sargans
Neuchâtel
Luzern
Niederurnen
Arth-Goldau
Bern
Chur
Fribourg
Thun
Interlaken
Lausanne
Airolo
Vevey
Brig
Genève
Sion
Locarno
Bellinzona
Martigny
Lugano
Chiasso

Own fibre roll-out pilot regions: Samedan, Pontresina, Dielsdorf

64

Off HFC/fibre footprint, Sunrise leverages its outstanding mobile network to offer Gigabit speeds through FWA

Sunrise

Significant market opportunity

Number of dwellings without fibre/HFC (mm)



~1.6
~1.0
2023
2030

Compelling alternative to DSL

Maximum speed (Gbps)



2x
1.0
0.5¹
DSL
FWA

Coverage continuously improving

~75%

Outdoor FWA coverage[2]

- **Gigabit speed also in remote areas**
- **Commercialization of mobile network investments**
- **FWA fully integrated in offerings and prioritized access (vs. DSL) if no HFC/fibre available**

Note: [1] Subject to GFast setup; [2] As of 2023A

65

Latest innovative in-home technologies providing great customer experience

Sunrise

State-of-the-art in-home gateways in all access footprints

Preparation ongoing for next generation WiFi7 enabled Mercury V3.7 CPEs



Top speed in every corner with WiFi6 Connect Pods

Cloud steered in-home WiFi optimisation based on mesh-network and self-configuration



Customer satisfaction and continuous improvement of reliability

Reliability NPS[1]



Internet
TV
+2pp
+4pp
Dec-23
Jun-24
Dec-23
Jun-24

Note: [1] 6-months average till Dec'23 / Jun'24; NPS on a scale (100) to 100

66

Robust mobile infrastructure

4G outdoor population coverage	99.9%
5G basic coverage	98.8%
5G highspeed coverage	~75%
Average download speed	~73 Mbps

Sunrise

Sunrise 5G network outdoor coverage



67

A highly rated mobile network with further improvements to come

Sunrise

One of the best mobile networks in Europe ...

2024 Connect network test results, points on a scale of 1,000[1]



Less than 2 pp. to #1
968
Rated as outstanding by Connect 8x in a row
#1
swisscom
#3
#4
#5
Sunrise
#7
#8
Salt.
#10
#15
#16
#17
#18
#19
#20

...constantly striving to improve

1. Future traffic growth largely on 5G, which will be further strengthened through 5G SA[2]
2. 2G switch-off done, 3G switch off in 2025 to enable re-farming for 5G
3. Future re-farming of 4G to 5G seamless and based on existing equipment

Source: Connect

Note: [1] Connect evaluates companies in the categories of voice telephony, mobile data transmission and crowdsourcing, assigning a maximum of 270, 480 and 250 points respectively (maximum 1,000 points); results presented for top 20 networks; results for Belgian MNOs based on the latest available scores from 2023; [2] 5G Standalone

68

Well invested 5G network with growth investments already completed

Number of macro sites (5G/other)



Other sites
5G sites
~3.0k
~3.1k
~3.1k
~3.2k
40%
63%
74%
79%
60%
37%
26%
21%
2020A
2021A
2022A
2023A



+104%
~1.2k
~2.5k
2020A
2023A

4G/5G data traffic downlink (TB)[1]



~18% (CAGR 20'-23')
~3% (23'-24YTD)
4G
5G
2020
2021
2022
2023
2024

5G roll-out nearly complete with ~CHF500m cumulative 5G investment[2]

4G data growth has slowed down limiting incremental 4G network capex
5G underutilised carrying only ~30% data traffic

Note: [1] CAGR 20'-23'and 23'-24YTD change based on average downlink in respective years; [2] For the 2018-2023 period

69

Sunrise with sufficient share of spectrum for future growth

Sunrise holdings in Mhz and spectrum usage[1]

% band share[2]	Band	Holding	Expiry	5G	4G	3G
High band ~34%	3500 TDD	100Mhz	**2034**	✓		
Mid band ~42%	2600 FDD	50Mhz	2028		✓	
	2100 FDD	20Mhz	2028		✓	
	1800 FDD	40Mhz	2028		✓	
	1400 SDL	15Mhz	**2034**		✓	
Low band ~24%	900 FDD	30Mhz	2028	✓		✓
	800 FDD	20Mhz	2028		✓	
	700 FDD	10Mhz	**2034**	✓	✓	
	700 SDL	10Mhz	**2034**	✓[3]		

Key takeaways

1. Strategically well positioned for ongoing migration to 5G
2. Well-placed across all spectrum bands
3. Long term spectrum availability with ~46% until 2034[4]
4. Rational regulatory framework and approach towards spectrum access

Note: [1] For Frequency Division Duplex (FDD) bands the value of the spectrum holding was multiplied by a factor of two to account for uplink and downlink; [2] Defined as respective Sunrise's high/mid/low band holdings to total Sunrise spectrum holding (in Mhz); adjusted for FDD/TDD holdings difference; [3] Band currently not used and not forming part of Sunrise's spectrum ecosystem; in the future it will most probably be utilised for 5G; [4] Including 100Mhz high band

70

Benefitting from strong partnerships in Network and IT delivery

Key partners

cellnex
- **Fully utilised tower deal with 56% of total antenna sites accessed through a long term MSA**
  - Initial term of 20 years until 2037
  - Optionality to extend for two additional terms of 10 years each, at Sunrise's option
- **CPI indexation** with a floor at 0%

HUAWEI
- **Long-term supplier partnership for Sunrise's mobile network and a part of its fixed network**
- Sunrise has built a **leading 5G network** in Europe **benefitting from its partnership with Huawei**
- **No imminent geopolitical and business need to replace Huawei**

Salt.
- **Network sharing agreements** for certain Sunrise and Salt antennas

LIBERTY GLOBAL
- Support on **wider core network and IT**
- **Access to latest pan European entertainment and connectivity platforms**

Wide network of specialised third-party service providers

Microsoft | Google | NOKIA | CISCO | aws | accenture

71

IT

Anna Maria Blengino – Chief Information Officer



3b

73 Sunrise-UPC IT business roadmaps were successfully merged and consolidated, while maintaining operational stability Note: 1 Business roadmap included among others rebranding, new FMC proposition, Youth portfolio, new TV experience, Home Security offering Business roadmap delivery1 Merger 2021 Transformation to open architecture Built in modular services, allowing standard interoperability Consolidation 2023 Synergies Business harmonization Delivery efficiency Enabling customer migration Employees Digital workplace, collaboration tools, internal processes Company goals New commercial propositions, new services enablement Digitalization Front-ends and apps, customer interactions Innovation Enterprise data platforms enabling seamless integration with AI models, generative AI use cases, 5G capabilities Cloudification to leverage on scalability and cloud-native functions 74 Our sophisticated and well-designed IT strategy supports a seamless execution of our business strategy INTEGRATION AND CONSOLIDATION OF IT LANDSCAPES SUCCESSFULY COMPLETED FUTURE-PROOF, FIT FOR PURPOSE IT ARCHITECTURE HIGHLY STABLE AND RESILIENT IT ENVIRONMENT WITH A SHORT TIME TO MARKET 75 Switzerland’s premium and scaled challenger – primed for growth and cash returns Netwo k and IT key takeaways Most comprehensive fixed network access and largest Gigabit coverage in Switzerland Future-proof 2.5 Gbps enabled HFC network providing excellent customer experience Complementary hybrid HFC/fibre strategy ensures cost optimisation and provides continued strategic optionality One of the best mobile networks in Europe with an unrelenting focus on quality and innovation 1 2 3 4 Open architecture to align the business strategy with the newest technological solutions5 Sustainability and Governance André Krause – CEO 4

Sunrise's strong sustainability achievements…

Sunrise



Sustainability Report 2023
Sunrise
Sunrise IMPACTS

PLATINUM Top 1% ecovadis Sustainability Rating MAY 2024

ISO 27001
ISO 14001
certified[1]

CDP[2] Improved rating from D to B

Sustainability-linked financing[3]

INAUGURAL SUSTAINABILITY REPORT PUBLISHED IN 2024

RECOGNISED GLOBALLY FOR OUR COMMITMENT

Note: [1] International Organization for Standardization (ISO) certification confirming the highest standards for Information Security Management System (ISO 27001) and Environmental Management Systems (ISO 14001); [2] CDP – Carbon Disclosure Project is an initiative launched by institutional investors that aims to promote dialogue between investors and businesses on climate change issues; businesses provide information on their greenhouse gas emissions and climate action strategies; [3] Rates/coupons of selected Sunrise financing lines are subject to adjustments based on the achievement of certain ESG metrics

77

…and clearly defined sustainability targets as part of its strategy

Sunrise

PEOPLE	PLANET	PROGRESS	GOVERNANCE
Share of women in leadership roles ≥25% by 2030[1]	Reduction of Scope 1 and 2 GHG emissions by 51%, Scope 3 by 30% by 2032[2]	Maintaining a very high network availability of >99.9%[3]	ISO 27001 certification every year[4]
Engagement score ≥8.2 points (out of 10) by 2025 (top 25% of peers)	Company car fleet all-electric by end of 2024	Digital to Call Rate of ≤ 8% in 2024	100% participation rate in mandatory e-learning courses every year

Management and overall company incentives are linked to sustainability targets

Note: [1] Base year 2023: 16.9%; [2] Base year 2022; targets aligned with SBTi requirements; [3] In each mobile and fixed network; [4] Information Security Management System (ISMS)

78

Sunrise Board of Directors represents a strong mix of Swiss nationals and strategic leaders from telecom and media sectors

Sunrise



40

MIKE FRIES
SUNRISE CHAIR
CEO and Co-founder Liberty Global



30

ADAM BIRD
DIRECTOR
Senior Partner and Global Lead of McKinsey & Co.'s Consumer Tech & Media practice



25

INGRID DELTENRE
DIRECTOR
Formerly CEO of Swiss Television



34

THOMAS D. MEYER
DIRECTOR
Formerly CEO of Accenture AG Switzerland and Chairman of Sunrise from 2020 to 2021



25

CATHERINE MÜHLEMANN
DIRECTOR
Formerly partner at Andmann Media Holding and former Board member of Swisscom and Kabel Deutschland



35

ENRIQUE RODRIGUEZ
DIRECTOR
Chief Technology Officer Liberty Global



25

LUTZ SCHÜLER
DIRECTOR
CEO Virgin Media O2

x Industry experience ✚ Swiss citizen ◇ Previous member of Sunrise's Board of Directors

79

Sunrise

Q&A

Financial overview

Jany Fruytier – Chief Financial Officer

5



Premium and scaled Swiss national challenger – ready to unleash full value-creation potential

Past

Successful merger integration

- Managing brand integration and higher churn
- Upfront spendings and cost-to-capture

Present

Setting up for successful spin-off and growth

- Improved brand positioning and organizational design
- Stable topline and margins despite headwinds

Outlook

Clear growth plan and cash flow generation

- Growth re-acceleration
- Efficient cost structure
- Improved Capex intensity

- Strong cash conversion and attractive shareholder returns

82

Successful merger integration with heavy lifting completed and only few milestones left

Large upfront spending (CtC[1,2])

CHF87.5m Opex and CHF210.5m Capex already incurred (93% of CtC already spent)

Synergies realized

~70%[2] realized, only marginal CtC left

New organizational design

Successful billing, IT and HR integration

Brand strategy

Well set-up with most commercial investments made

Customer migration

Majority done resulting in an attractive and stable base

Price increase

Implemented in 2023

Clean foundation for future growth after historical financials were impacted by exceptional events since merger

Note: [1] Referring to incremental, third-party operating and capital related costs that are directly associated with integration activities, restructuring activities and certain other costs associated with aligning an acquiree to our business processes to derive synergies spent; [2] Figures shown relate to the period from 2020 to and including 2023

83

Sunrise delivered stable performance throughout the UPC base integration

Key P&L metrics and overview on integration-related costs

CHFm	2021RB	2022RB	2023RB
Revenue	**3,042**	**3,042**	**3,035**
Growth (%)		-	*(0.2%)*
Opex	**968**	**1,004**	**975**
o/w Cost-to-capture[2]	27	36	12
% of Revenue	*31.8%*	*33.0%*	*32.1%*
Adj. EBITDAaL	**1,064**	**1,025**	**1,030**
Margin (%)	*35.0%*	*33.7%*	*33.9%*
P&E Additions ("Capex")[1]	**580**	**576**	**538**
o/w Cost-to-capture[2]	69	96	41
% of Revenue	*19.1%*	*18.9%*	*17.7%*
Adj. EBITDAaL less P&E Additions	**484**	**449**	**492**
% of Revenue	*15.9%*	*14.8%*	*16.2%*
% of Adj. EBITDAaL	*45.5%*	*43.8%*	*47.8%*

Highlights

2022

- **Stable full year revenue** while executing on key **integration milestones**
- **Opex slightly increased** due to integration efforts which peaked in 2022
- Well-invested **fixed and mobile networks with success-based future investments**

2023

- Stable topline on the back of **volume related growth partially offset by customer churn related to brand integration and price increases**
- **Slightly lower Opex** due to lower cost-to-capture

Note: Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations; [1] Excluding finance lease additions and hockey rights; [2] Referring to costs arising in capturing the synergies

84

Leveraging progress on non-financial KPIs in recent quarters to unlock further potential

Sunrise

Net additions

Mobile (postpaid) (#k)


23
29
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Continued traction from **Flanker Brands growth and Main Brand improvement**

Internet (#k)


7
(1)
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Return to growth driven by churn reduction

Customer overview

Fixed customer relationships[1] (#k)


1'426
1'395
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Broadly stable customers base despite UPC migrations and legacy product phase-out

FMC (% of base)


55.5%
56.2%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Continued cross & upselling of converged bundles and additional services leads to steady growth

ARPU development

Mobile[2] (CHF)


30.4
31.9
30.0
H1'23
H2'23
H1'24

Strong volume growth partially offset by pricing pressure, higher Flanker Brand share and in-bundle trends (e.g. roaming)

Fixed[2] (CHF)


61.3
61.4
59.9
H1'23
H2'23
H1'24

Competitive market environment and **ongoing right-pricing of existing customer base,** partially offset by Q2'23 price increase

Note: [1] Includes residential customers only; [2] ARPU based on residential customers only; mobile ARPU based on mobile subscription revenue divided by mobile RGUs, and fixed ARPU based on fixed subscription revenue divided by fixed customer relationships

85

Stronger quarterly results on the back of operating tailwinds and with integration efforts largely complete

Sunrise

All metrics as growth year-over-year in % on rebased basis

Revenue


(1.7%)
(1.0%)
(0.8%)
2.5%
(0.1%)
0.6%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Revenue profile **peaking in fourth quarter** with strong promotional activity, with latest quarter **showcasing positive trajectory**

Adj. EBITDAaL


(6.4%)
1.0%
(1.5%)
10.3%
1.9%
1.9%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Balanced EBITDA growth profile on the back of integration efforts **benefitting from previously achieved milestones**

Adj. EBITDAaL less P&E additions


(13.2%)
5.2%
4.2%
87.1%
11.0%
(8.1%)
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Strong Adj. EBITDAaL less P&E additions growth with slowdown in Q2'24, demonstrating **achieved improvements in cash conversion**

Note: Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations

86

Expected 2024 Adj. FCF to improve driven by various factors

Sunrise

Adj. FCF (CHFm)


353
Top-line stabilization
✓ Sunrise brand churn reduction
✓ Ongoing momentum for Yallo and B2B
Operational improvements
✓ Phase-out of restructuring and cost-to-capture
✓ Migration milestones
COGS savings
✓ Program-ming costs offset
✓ Lowered spending on handsets
Capital spend
✓ Migration-related customer premise equipment spend largely completed
Capital management
✓ Reduced interest burden
✓ Positive one-off NWC impact
Spin-off related costs
× One-off effect of CHF10m incl. incremental transaction related costs
360-370
Revenue effect
Adj. EBITDAaL effect
Adj. FCF effect
2024 Guidance:
Broadly stable
2024 Guidance:
Stable to low-single digit growth
2023A
2024E

Note: Barring unforeseen events

87

Previously communicated FY2024 financial guidance under US GAAP reconfirmed but adjusted for one-off costs

Sunrise

	US GAAP	Significant adjustments	IFRS (Rebased)	Change in FY 2024 guidance?
Revenues	Broadly stable	No changes	Broadly stable	✓ (none)
Adj. EBITDAaL[1]	Stable to low-single digit growth (EBITDA)	Operating lease expenses deducted from Adj. EBITDA[2] + rebasing	Stable to low-single digit growth	✓ (none)
Capex/revenue	16-18% of revenue	No changes	16-18% of revenue	✓ (none)
Adj. FCF[1]	CHF360-400m	~CHF10m spin-off related one-off costs	CHF360-370m	→ (tightened)

Note: Barring unforeseen events; Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations; [1] Quantitative reconciliations to net earnings/loss (including net earnings/loss growth rates) and cash flow from operating activities for Adj. EBITDA, Adj. EBITDAaL, and Adj. FCF guidance cannot be provided without unreasonable efforts as we do not forecast (i) certain non-cash charges including: the components of nonoperating income/expense, depreciation and amortization, and impairment, restructuring and other operating items included in net earnings/loss from continuing operations, nor (ii) specific changes in working capital that impact cash flows from operating activities. The items we do not forecast may vary significantly from period to period;
[2] Compared to US GAAP where it is recorded in direct costs and Opex

88

Sunrise and Liberty Global will remain strategic partners on arm's length terms

Sunrise

Service agreements

Technology[1]	Support on **wider core network and IT related elements** as well as access to latest **pan European entertainment and connectivity platforms**	**Recurring ~CHF76m** with CHF55m in Opex and CHF20m in Capex (reflected in historical financials)
Financial[1]	**Shared service center and procurement offerings** next to general financial services, leveraging Liberty Global's international vendor relationships and scale	**Recurring ~CHF5m** Opex item (reflected in historical financials)
Transitionary management	**Advice and support on a variety of corporate services** to drive operational efficiency and value maximization	**~CHF30m** transitional Opex item from 2025 (5-year gradual phaseout)

Note: Barring unforeseen events; [1] These service agreements have a five-year term and an early termination right with a three-year term

89

Solid capital structure pre-spin with clear deleveraging path post spin-off

Sunrise

Target leverage ratios


5.9x
4.5x
3.5-4.5x
Leverage H1'24
Liberty Global capital injection
Expected leverage at FY24[1]
Expected leverage mid-term[1]

- **A** **Fully-hedged** debt stack until 2029 with **weighted average cost of debt of 3.0%**[2]
- **B** **Fully-swapped into CHF**
- **C** **No near-term maturities** and weighted average life of 5 years[2]

Impact going forward

- (+) Reduced interest payments from lower external debt
- (−) Lower tax shield from reduced interest expense
- (−) Incremental FinCo tax expense based on new perimeter

Positive net impact from the delevered capital structure

Impact of effect on capital structure

Capital structure maturity profile


19%
60%
21%
2025
2026
2027
2028
2029
2030
2031

Note: Barring unforeseen events; Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations; [1] Calculated based on Net Debt / Adj. EBITDAaL; [2] As of Q2'24

90

Path to accelerated cash flow post spin-off and deliver attractive returns to Sunrise shareholders

Sunrise

Growth acceleration	Stable Opex base	Capex efficient	Deleveraging	Tax impact	FCF growth
1 »	2 »	3 »	4 »	5 =	
Stabilization of Main Brand, momentum in Yallo and B2B market share gains	**Stable and efficient cost management** to drive EBITDAaL margin under growing top-line	**Improved Capex profile** post integration and 5G investment completion	**Positive net impact** from the **delevered capital structure**	**Full tax paying** expected from **2028 onwards**	**Solid FCF growth** expected to drive attractive shareholder distributions

91

1 Growth acceleration expected from each of the three growth engines

Sunrise

Revenue and customer growth on the **back of multi-brand strategy and strong value propositions**


Revenue
A
Sunrise
B
yallo
C
B2B
Stable to low-single digit growth
2024E
Mid-term

A
- ✓ **Churn reduction** through premium positioning, loyalty programs, and pushing FMC
- ✓ **Multi-mobile & enhanced services** supporting share of wallet growth

B
- ✓ Continue **market share momentum** based on **full telco offering**
- ✓ **Attractive "value for money"** proposition

C
- ✓ **Market share gains** on the back of **new offering**
- ✓ Recent customer wins and **B2B underpenetration** vs. consumer

Guidance 2025: **Broadly stable**

Note: Barring unforeseen events

92

2 Adj. EBITDAaL growth benefiting from scale and stable Opex base

Sunrise

Adj. EBITDAaL margin improvement from leaner organizational design, digitalization and automation efforts



Adj. EBITDAaL[1]
A Gross profit development
B Operational improvement
Low-single digit growth
2024RB[1]
Mid-term

A
- ✓ **Modest gross profit margin decline** driven by slightly increased **leased fibre usage** and new lower **margin services**
- ✓ **Positive in absolute** terms driven by volume

B
- ✓ Operational improvement driven by **stable Opex base**
- ✓ **Efficient cost management** with **acceleration of top-line**

Guidance 2025: **Stable to low-single digit growth**

Note: Barring unforeseen events; [1] For like-for-like comparability reasons, the 2024E EBITDAaL figure will be rebased when comparing to 2025A to reflect a full year as a standalone company

93

3 Improved Capex profile post integration and 5G investment completion

Sunrise

Lower P&E additions as % of revenue due to well invested fixed and 5G mobile networks as well as growing top-line



P&E additions
Baseline
CtC[1]
16-18%
A Lower CPE migration
B Lower product & enablers
~15%
2024E
Mid-term target

A
- ✓ Customer premise equipment **(CPE) migrations largely completed**
- ✓ Supported by **higher refurbishment share in the future**

B
- ✓ Product & enablers investments **declining post successful integration**

Guidance 2025: **15-16% of revenue**

Note: Barring unforeseen events; Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations; [1] Referring to costs arising in capturing the synergies

94

4 5 Impacts from deleveraging, tax and working capital

Sunrise

Deleveraging

- **Deleverage to expected 4.5x** during FY24 **via Liberty Global cash injection**
- **Weighted average CoD: 3.0%**
- **Additional interest savings** due to **further deleveraging** by using **FCF after dividends to pay down debt**

Tax

- **Full tax paying** expected from **2028 onwards**
- **~17% effective tax rate** (based on distribution of assets by canton, with majority of Sunrise assets currently in Zurich)
- **Some non-tax-deductible items**, especially in D&A and financial interests

Working Capital

- **Positive working capital effect** in 2024
- **2025** expected to benefit from **positive one-off NWC impact**
- **Net zero impact** of working capital assumed **thereafter**

Note: Barring unforeseen events

95

Attractive Adj. FCF profile underpinned by 4 key drivers

Sunrise

Strong Adj. FCF generation with a robust growth profile over time



Adj. FCF (CHFm)
360-370
1 Growth acceleration
2 Stable Opex base
3 Capex efficient
4 Deleveraging
5 Tax impact
>410
2024E
Mid-term target

1
- ✓ **Stabilized Main Brand**
- ✓ **Growth acceleration** on the back of **full telco proposition of Yallo**
- ✓ **B2B** market share **gains**

2
- ✓ **Efficient cost management** with a **stable Opex base** to drive Adj. EBITDAaL growth

3
- ✓ **Improved Capex profile**
- ✓ **5G** investments, **CPE migrations** and **M&A integration largely completed**

4
- ✓ **Efficient operational and financial management** supporting attractive Adj. FCF profile

5
- ✗ **Full tax paying** expected from **2028 onwards**

Guidance 2025: **CHF370-390m**

Note: Barring unforeseen events; Financial metrics are shown on a rebased IFRS basis (RB); See appendix for alternate performance measure definitions and reconciliations

96

97 Outlook summary Note: Quantitative reconciliations to net earnings/loss (including net earnings/loss growth rates) and cash flow from operating activities for Adj. EBITDA, Adj EBITDAaL, and Adj. FCF guidance cannot be provided without unreasonable efforts as we do not forecast (i) certain non-cash charges including: the components of nonoperating income/expense, depreciation and amortization, and impairment, restructuring and other operating items included in net earnings/loss from continuing operations, nor (ii) specific changes in working capital that impact cash flows from operating activities. The items we do not forecast may vary significantly from period to period; barring unforeseen events; 1 After deduction of ~CHF10m spin-off related one-off costs; 2 Subject to approval by Sunrise’s Annual General Meeting; 3 As long as net leverage ratio between 3.5x - 4.5x, afterwards the company will re-evaluate its capital allocation strategy 16-18% of revenue Stable to low-single digit growth Broadly stable CHF360-370m1 2024 Mid-term targets Revenue Adj. EBITDAaL Capex / revenue Adj. FCF1 Dividend • 2025 dividend2 (for FY2024): ≥CHF240m • Targeting progressive DPS policy and pay out of up to 70% of Adj. FCF3 • Dividends not subject to Swiss withholding tax for 5+ years 15-16% of revenue Stable to low-single digit growth Broadly stable CHF370-390m 2025 ~15% of revenue Low-single digit growth Stable to low-single digit growth >CHF410m on a fully taxed basis 98 Switzerland’s premium and scaled challenger – primed for growth and cash returns Financial overvi w key takeaways Successful merger integration with strong performance throughout and heavy lifting completed Solid operational set-up in place evidenced by recent quarterly results Clear levers to accelerate growth and cash flow generation Attractive and progressive distribution policy 1 2 3 4 Transaction overview Alex Herrmann – Vice President Investor Relations 6 100 Sunrise incorporated and headquartered in Switzerland 100% spin-off to existing Liberty Global shareholders Special meeting ("EGM") of Liberty Global shareholders to approve spin-off Execution of spin-off expected in Q4 20244 Two Sunrise share Classes1 • Class A: nominal value of CHF0.10 per share listed on SIX Swiss Exchange • Class B: nominal value of CHF0.01 per share not listed on any exchange1 • One vote per share regardless of class but different economic value2 • Illustrative voting power3: Class A: 73%; Class B: 27% Transaction overview and timing Note: 1 Class B shares can be exchanged in Class A shares with a ratio of 10:1; 2 Class B only has 1/10th of the economic value and entitlement compared to Class A; 3 Based on the number of Liberty Global Common Shares outstanding as of 28 August 2024 and the distribution ratios described in the F-4; 4 Subject to EGM approval and other conditions Listing on SIX Swiss Exchange Transaction timeline

Summary of envisaged distribution

(See appendix and F-4 for further details)

All Liberty Global shareholders on the spin-off record date are **entitled to receive shares** of Sunrise on the effective date	**Detailed timeline will be communicated** in due course
Shareholders will **initially receive American Depositary Shares** (ADSs) in Sunrise **to facilitate efficient settlement mechanics**	Shareholders can either **hold US-securities in form of ADSs** or exchange into underlying Sunrise common shares
Sunrise Class A ADSs will be **listed on Nasdaq** for transitional period of **~9 months** post spin-off[1]	**Smooth transition of trading liquidity** for Sunrise to SIX Swiss Exchange as natural home listing market
Sunrise ADSs holders can **immediately exchange** these **to receive** underlying **Sunrise shares**	Sunrise ADS holders who exchange ADSs for underlying shares within the **first 3 months** following the spin-off will **not have to pay depositary fees** of up to $0.05 per Sunrise ADS for such cancellation[2]

Note: [1] Transitional period will extend from the closing of the spin-off to a date which will be approximately nine months following the closing of the spin-off, with the specific date to be determined; [2] Holders of Sunrise ADSs will be responsible for paying any taxes or other expenses in connection with such exchange

101

Sunrise

Q&A

Sunrise

Closing Remarks

André Krause – CEO

7



Sunrise

Switzerland's premium and scaled challenger – primed for growth and cash returns

- **A** Favourable Swiss macro environment
- **B** Attractive telecom market
- **C** Premium and scaled challenger
- **D** High quality and future-fit networks
- **E** Stable business and compelling cash flow generation
- **F** Clear growth plan

Attractive & progressive shareholder returns

104

105 Appendix 106 Summary of the envisaged distribution Shareholder friendly distribution via ADSs to facilitate efficient settlement mechanics Note: X:Y indicates ratio of shares X required to receive Y shares in a distribution or exchange; 1 The Nasdaq listing of the Sunrise Class A ADS will be for a transitional period only, to facilitate trading and holding of the Sunrise Class A ADSs after the spin-off; this transitional period will extend from the listing date of the Sunrise Class A ADSs on Nasdaq to a date which will be approximately nine months thereafter, with the specific date to be determined; Sunrise could elect to extend the transitional period based upon facts and circumstances at the time; Sunrise ADS holders who exchange ADSs for underlying shares within the first 3 months following the spin-off will not have to pay depositary fees of up to $0.05 per Sunrise ADS for such cancellation. Holders of Sunrise ADSs will be responsible for paying any taxes or other expenses in connection with such exchange; 2 If there is a market All Liberty Global shareholders on the spin-off Record Date are entitled to participate in the spin-off Sunrise will have a two-tier share structure composed of A and B shares Entitled Liberty Global shareholders will receive ADSs as part of the transaction To trade the Sunrise A shares on SIX, recipients of Sunrise ADSs can immediately exchange these to receive the underlying Sunrise shares Alternatively, holders of Sunrise A ADSs can trade these on NASDAQ for a transitional period of ~9 months1. Holders of Sunrise B ADSs or Sunrise B shares can trade these OTC2 Current Liberty Global share structure Liberty Global A shares Listed on NASDAQ Liberty Global C shares Listed on NASDAQ Liberty Global B shares Listed on NASDAQ Spin-off distribution Sunrise A ADSs Listed on NASDAQ1 Sunrise B ADSs Unlisted Sunrise share structure Sunrise A shares Listed on SIX Sunrise B shares Unlisted Distribution on a 5:1 basis Distribution on a 1:2 basis B shares are exchangeable into A shares on a 10:1 basis Exchangeable on a 1:1 basis Exchangeable on a 1:1 basis Envisaged distribution structure Transaction overview Financial Operational Glossary 107 Rebase Information Rebase results, which are non-IFRS measures, are presented as a basis for assessing growth rates on a comparable basis. Rebase information is provided to show the results of the business without the impact of certain acquisition-related, transaction-related, or certain other amounts that are not organic in nature to the results of the business. As such, rebase results below do not include future transaction specific adjustments, for example, any future incremental costs of Sunrise being a separately listed company or the impact of any future service agreement between Liberty Global and Sunrise, etc. Investors should view rebased results as a supplement to, and not a substitute for, IFRS measures of performance included in Sunrise’s consolidated statements of operations. Transaction overview Financial Operational Glossary 108 Rebase Information – continued Transaction overview Financial Operational Glossary

Transaction overview | Financial | Operational | Glossary

Rebase Information – continued

(1) Represents the pre-acquisition revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E additions of Elektra Baselland Telecom (EBLT), which was acquired by Sunrise during 2023, to the same extent that the revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E additions of EBLT is included in Sunrise results for the year ended December 31, 2023. The revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E additions of EBLT has been reflected in the 2022 and 2021 rebased amounts based on what Sunrise believes to be the most reliable information that is currently available (generally pre-acquisition financial statements), as adjusted for the estimated effects of (a) any significant differences between IFRS and local generally accepted accounting principles, (b) any significant effects of acquisition accounting adjustments, (c) any significant differences between Sunrise accounting policies and those of the EBLT and (d) other items deemed appropriate. Pre-acquisition periods have not been adjusted to eliminate nonrecurring items or to give retroactive effect to any changes in estimates that might be implemented during post-acquisition periods. As Sunrise did not own or operate EBLT during the pre-acquisition periods, no assurance can be given that all necessary adjustments have been identified to present the revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E Additions of EBLT on a basis that is comparable to the corresponding post-acquisition amounts or that the pre-acquisition financial statements relied upon do not contain undetected errors. In addition, the rebased results are not necessarily indicative of the revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E Additions that would have occurred if this transaction had occurred on the date assumed for purposes of calculating rebased amounts or the revenue, Adjusted EBITDAaL and Adjusted EBITDAaL less P&E Additions that will occur in the future.

(2) In connection with the completion of UPC Switzerland's acquisition of Sunrise Communications Group AG on November 11, 2020, the opening balance sheet of the combined business was reported at its estimated fair value. As such, certain amounts were adjusted to reflect the impact of acquisition accounting as required under IFRS, including the write-off of deferred commissions and installation costs (Acquisition Accounting Adjustments). The above adjustments therefore reverse the effect these Acquisition Accounting Adjustments and reflect the amortization of deferred commissions and installation costs to Adjusted EBITDAaL as if these amounts had not been written off in purchase accounting so as to not impact the underlying growth rates of the business for this non-organic impact, until such point these deferred commissions and installation costs returned to pre-acquisition run-rate levels.

(3) During the first quarter of 2023, Liberty Global changed the terms of certain agreements related to charges for certain products and services that they provide to their reportable segments, including Sunrise. These products and services include CPE hardware and related essential software, maintenance, hosting and other services. As a result, Sunrise now capitalizes the combined cost of the CPE hardware and essential software as property and equipment additions. The other services, including maintenance and hosting, continue to be reported as operating costs in the period incurred (included in Adjusted EBITDAaL). The above adjustments reflect the impact of this change in contract terms in the years ended December 31, 2022 and 2021 to the same extent this change impacted the 2023 results.

(4) During the fourth quarter of 2023, Sunrise recognized a gain related to a pension curtailment as a result of certain one-time restructuring activities. The above adjustment reverses the effect of this one-time gain so as to not impact the underlying growth rates of the business for this non-organic impact.

(5) Represents certain one-time Sunrise Spin-off related costs. The above adjustment reverses the effect of these one-time costs so as to not impact the underlying growth rates of the business for this non-organic impact.

109

Transaction overview | Financial | Operational | Glossary

U.S. GAAP to IFRS Reconciliations

Six month ended June 30, 2024 – Revenue

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,484.3	-	-	-	-	-	1,484.3

Six month ended June 30, 2023 – Revenue

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,480.7	-	-	-	-	-	1,480.7

Six month ended June 30, 2024 – Adj EBITDA

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
504.6	81.2	0.5	-	4.4	15.0	605.7

Six month ended June 30, 2023 – Adj EBITDA

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
501.3	84.3	0.5	(0.7)	(4.1)	15.0	596.3

Six month ended June 30, 2024 – Adj EBITDAaL

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
501.4	(15.4)	0.5	-	4.4	15.0	505.9

Six month ended June 30, 2023 – Adj EBITDAaL

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
498.5	(11.1)	0.5	(0.7)	(4.1)	15.0	498.1

110

Transaction overview | Financial | Operational | Glossary

U.S. GAAP to IFRS Reconciliations – continued

Six month ended June 30, 2024 – P&E Adds excl finance lease additions & sports rights

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
(257.2)	0.0	-	-	-	-	(257.2)

Six month ended June 30, 2023 – P&E Adds excl finance lease additions & sports rights

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
(247.9)	(0.0)	-	-	-	-	(247.9)

Six month ended June 30, 2024 – Adj EBITDAaL less P&E

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
244.2	(15.4)	0.5	-	4.4	15.0	248.7

Six month ended June 30, 2023 – Adj EBITDAaL less P&E

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
250.6	(11.1)	0.5	(0.7)	(4.1)	15.0	250.2

111

Transaction overview | Financial | Operational | Glossary

U.S. GAAP to IFRS Reconciliations – continued

Year ended December 31, 2023 – Revenue

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
3,035.2	-	-	-	-	-	3,035.2

Year ended December 31, 2022 – Revenue

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
3,035.2	-	-	-	-	-	3,035.2

Year ended December 31, 2021 – Revenue

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
3,035.7	-	-	-	-	-	3,035.7

Year ended December 31, 2023 – Adj EBITDA

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,031.1	167.4	1.0	13.3	(3.3)	30.0	1,239.5

Year ended December 31, 2022 – Adj EBITDA

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,085.1	161.7	0.7	-	(9.9)	30.9	1,268.5

Year ended December 31, 2021 – Adj EBITDA

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,104.8	153.5	1.1	20.9	(5.5)	33.2	1,308.0

Year ended December 31, 2023 – Adj EBITDAaL

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,026.3	(23.7)	1.0	13.3	(3.3)	30.0	1,043.6

Year ended December 31, 2022 – Adj EBITDAaL

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,077.3	(41.2)	0.7	-	(9.9)	30.9	1,057.8

Year ended December 31, 2021 – Adj EBITDAaL

U.S. GAAP	Leases	Asset Retirement Obligations	Pension	Cloud Computing	Sports Rights Agreements	IFRS
CHF in millions						
1,101.8	(35.2)	1.1	20.9	(5.5)	33.2	1,116.3

112

113 U.S. GAAP to IFRS Reconciliations – continued Transaction overview Financial Operational Glossary 114 U.S. GAAP to IFRS Reconciliations – continued U.S. GAAP to IFRS Adjustments: Leases: Finance leases are presented as part of right-of-use assets under IFRS whereas finance leases are presented as part of property and equipment, net under U.S. GAAP. The amortization of all right of use assets is presented as part of depreciation expense under IFRS whereas the amortization of operating leases is presented as part of operating expenses under U.S. GAAP. Interest expense related to the accretion of all lease liabilities is presented as part of interest expense under IFRS whereas the periodic accretion of lease liabilities related to operating leases is recognized as a reduction to amortization expense presented as part of operating expenses under U.S. GAAP. Asset Retirement Obligations: Asset retirement obligation provisions are remeasured at each reporting period and accretion expense on asset retirement obligation provisions is presented as interest expense under IFRS, whereas asset retirement obligation provisions are only remeasured upon a revision of the estimated cash flows and accretion expense is presented within operating expenses under U.S. GAAP. Pension: Curtailment gains are recognized at the same time as the related restructuring or termination benefits under IFRS whereas curtailment gains are recognized when they occur under U.S. GAAP. Cloud Computing: Certain cloud computing costs related to application development that are provided directly by the cloud computing provider and would not be incurred again if the provider were replaced with another provider are allowed to be deferred as a prepayment and expensed over the service period under IFRS. Under U.S. GAAP, eligible costs incurred during application development are allowed to be deferred as a prepayment and expensed over the service period regardless of whether they are provided directly by the cloud computing provider or another party. Sports Rights Agreements: Sports rights agreements are capitalized as an intangible asset and recognized as a liability at the start of the first sports season and subsequently amortized on a straight-line basis over the contract term under IFRS, whereas payments for sports rights in advance of the respective season are recorded as a prepaid expense and amortized on a straight-line basis over the respective sports season within operating expenses under U.S. GAAP. Transaction overview Financial Operational Glossary 115 Non-IFRS Reconciliations Transaction overview Financial Operational Glossary 116 Non-IFRS Reconciliations – continued Transaction overview Financial Operational Glossary

Transaction overview | Financial | Operational | Glossary

Non-IFRS Reconciliations – continued

	Six months ended June 30, 2024	Six months ended June 30, 2023	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
	CHF in millions				
Adjusted Free Cash Flow:					
Net cash provided by operating activities	551.2	670.8	1,201.5	1,252.7	1,265.1
Interest paid	(217.6)	(214.5)	(422.5)	(329.3)	(298.0)
Interest-related derivative receipts (payments)	92.3	89.1	174.5	42.2	13.8
Vendor financing additions [(i)]	137.9	116.8	271.2	148.2	205.5
Capital expenditures	(245.7)	(209.5)	(468.0)	(417.4)	(353.8)
Principal payments on vendor financing	(162.8)	(171.4)	(296.6)	(284.5)	(447.8)
Payments of lease liabilities	(42.6)	(29.6)	(107.6)	(112.4)	(88.3)
Adjusted Free Cash Flow	112.7	251.7	352.5	299.5	296.5

(i) For purposes of Sunrise's consolidated statements of cash flows, vendor financing additions represent operatingrelated expenses financed by an intermediary that are treated as constructive operating cash outflows and constructive financing cash inflows when the intermediary settles the liability with the vendor. When Sunrise pays the financing intermediary, it records financing cash outflows in its consolidated statements of cash flows. For purposes of its Adjusted Free Cash Flow definition, Sunrise (A) adds in the constructive financing cash inflow when the intermediary settles the liability with the vendor as its actual net cash available at that time is not affected and (B) subsequently deducts the related financing cash outflow when Sunrise actually pays the financing intermediary, reflecting the actual reduction to its cash available to service debt or fund new investment opportunities.

117

Transaction overview | Financial | Operational | Glossary

Quarterly P&L

Quarterly P&L

CHF millions	2021RB	Q122	Q222	Q322	Q422	2022RB	Q123	Q232	2023A (H1)	Q323	Q423	2023RB	Q124	Q224	2024A (H1)
Revenue	**3,042.4**	760.1	740.4	765.7	775.7	**3,041.9**	747.4	733.3	**1,480.7**	759.1	795.4	**3,035.2**	746.8	737.5	**1,484.3**
Growth %						*(0.0%)*	*(1.7%)*	*(1.0%)*		*(0.8%)*	*2.5%*	*(0.2%)*	*(0.1%)*	*0.6%*	
CoS	818.4	195.7	179.2	199.3	228.0	802.4	201.7	192.3	394.0	204.2	236.4	834.6	201.7	195.1	396.9
Gross Profit	**2,224.0**	564.4	561.2	566.4	547.7	**2,239.5**	545.7	541.0	**1,086.7**	554.9	559.0	**2,200.6**	545.0	542.4	**1,087.4**
Growth %						*0.7%*	*(3.3%)*	*(3.6%)*		*(2.0%)*	*2.1%*	*(1.7%)*	*(0.1%)*	*0.3%*	
Margin %	*73.1%*	*74.3%*	*75.8%*	*74.0%*	*70.6%*	*73.6%*	*73.0%*	*73.8%*	*73.4%*	*73.1%*	*70.3%*	*72.5%*	*73.0%*	*73.5%*	*73.3%*
OPEX	968.3	250.4	257.1	236.2	260.6	1,004.4	252.5	237.7	490.4	232.7	251.6	974.6	246.2	233.8	480.0
SBC	24.8	8.9	4.9	9.9	7.0	30.7	5.3	6.9	12.2	5.1	5.2	22.5	4.8	5.2	10.0
Adjustments	(24.8)	(8.9)	(4.9)	(9.9)	(7.0)	(30.7)	(5.3)	(6.9)	(12.2)	(5.1)	(5.2)	(22.5)	(4.8)	(5.2)	(10.0)
Adj. EBITDA	**1,255.7**	313.9	304.1	330.1	287.1	**1,235.2**	293.2	303.3	**596.3**	322.2	307.4	**1,226.0**	298.8	308.6	**607.4**
Leases	191.7	52.7	52.7	52.7	52.6	210.7	48.8	49.4	98.2	48.9	48.8	195.9	49.8	50.0	99.8
Adj. EBITDAaL	**1,064.0**	261.2	251.4	277.4	234.5	**1,024.5**	244.4	253.9	**498.1**	273.3	258.6	**1,030.1**	249.0	258.6	**507.6**
Growth %						*(3.7%)*	*(6.4%)*	*1.0%*		*(1.5%)*	*10.3%*	*0.5%*	*1.9%*	*1.9%*	
Margin %	*35.0%*	*34.4%*	*34.0%*	*36.2%*	*30.2%*	*33.7%*	*32.7%*	*34.6%*	*33.6%*	*36.0%*	*32.5%*	*33.9%*	*33.3%*	*35.1%*	*34.2%*
P&E Additions excl. Hockey rights	579.7	138.4	114.7	142.4	180.3	575.8	137.8	110.1	253.1	132.6	157.2	537.7	130.7	126.5	257.2
% of Revenue	*19.1%*	*18.2%*	*15.5%*	*18.6%*	*23.2%*	*18.9%*	*18.4%*	*15.0%*	*17.1%*	*17.5%*	*19.8%*	*17.7%*	*17.5%*	*17.2%*	*17.3%*
Adj. EBITDA less P&E Add.	**676.0**	175.5	189.4	187.7	106.8	**659.4**	155.4	193.2	**343.2**	189.6	150.2	**688.3**	168.1	182.1	**350.2**
Adj. EBITDAaL less P&E Add.	**484.3**	122.8	136.7	135.0	54.2	**448.7**	106.6	143.8	**245.0**	140.7	101.4	**492.4**	118.3	132.1	**250.4**
Growth %						*(7.4%)*	*(13.2%)*	*5.2%*		*4.2%*	*87.1%*	*9.7%*	*11.0%*	*(8.1%)*	
% revenue															
Interest	(284.2)					(287.1)			(125.4)			(248.0)			(125.3)
Tax	(18.1)					(9.3)			(0.6)			4.0			(1.2)
Working Capital & Other	114.5					147.2			132.7			104.0			(11.2)
Adj. FCF	**296.5**					**299.5**			**251.7**			**352.5**			**112.7**

118

Transaction overview | Financial | Operational | Glossary

Quarterly Revenue split

Quarterly Revenue split

CHF millions	2021RB	2022RB	Q123	Q232	2023A (H1)	Q323	Q423	2023RB	Q124	Q234	2024A (H1)
Revenue	**3,042.4**	**3,041.9**	747.4	733.3	**1,480.7**	759.1	795.4	**3,035.2**	746.8	737.5	**1,484.3**
Growth %		*(0.0%)*	*(1.7%)*	*(1.0%)*		*(0.8%)*	*2.5%*	*(0.2%)*	*(0.1%)*	*0.6%*	
Residential Customers	**2,314.6**	**2,275.5**	**559.7**	**544.4**	**1,104.1**	**563.6**	**579.6**	**2,247.2**	**547.1**	**533.3**	**1,080.3**
Fixed Revenue	1,136.5	1,088.3	265.5	263.9	529.4	269.0	263.4	1,061.7	257.0	253.1	510.1
o/w Subscription	1,124.5	1,079.6	262.5	259.5	522.0	262.7	258.4	1,043.1	252.7	249.6	502.3
o/w Non-Subscription & Hardware	12.0	8.7	3.0	4.4	7.4	6.3	5.0	18.6	4.3	3.5	7.8
Mobile Revenue	1,028.5	1,053.5	258.8	250.2	509.0	265.1	278.2	1,052.3	256.2	249.7	505.8
o/w Subscription	831.7	854.8	206.0	208.9	414.8	222.9	215.1	852.9	207.3	208.9	416.2
o/w Non-Subscription & Hardware	196.8	198.7	52.8	41.3	94.2	42.2	63.1	199.4	48.9	40.8	89.6
Other	149.6	133.7	35.4	30.3	65.7	29.5	38.0	133.2	33.9	30.5	64.4
Business Customers & Wholesale	**713.3**	**752.3**	**187.6**	**187.5**	**375.1**	**194.1**	**207.3**	**776.5**	**199.3**	**202.6**	**401.8**
Fixed Revenue	412.6	430.6	104.8	106.3	211.1	109.9	116.4	437.4	115.4	117.8	233.1
o/w Subscription	273.8	270.0	66.9	68.1	135.0	68.5	69.9	273.4	70.2	72.0	142.2
o/w Non-Subscription & Hardware	138.8	160.6	37.9	38.2	76.1	41.4	46.5	164.0	45.2	45.8	90.9
Mobile Revenue	299.6	320.8	80.8	81.0	161.8	83.9	90.5	336.2	83.2	84.0	167.2
o/w Subscription	226.0	240.6	61.7	62.6	124.3	64.3	66.1	254.7	65.3	66.0	131.3
o/w Non-Subscription & Hardware	73.6	80.2	19.1	18.4	37.5	19.6	24.4	81.5	17.9	18.0	35.9
Other	1.1	0.9	2.0	0.2	2.2	0.3	0.4	2.9	0.7	0.8	1.5
Infrastructure & Support Functions	**7.8**	**7.4**	**0.1**	**1.4**	**1.5**	**1.4**	**8.5**	**11.5**	**0.4**	**1.8**	**2.2**
Fixed Revenue (Subscription)	2.6	0.7	-	-	-	-	-	-	-	-	-
Other	5.2	6.7	0.1	1.4	1.5	1.4	8.5	11.5	0.4	1.8	2.2

119

Transaction overview | Financial | Operational | Glossary

Operational KPIs – Customer relationships

Customer Relationships

		2021	2022	Q123	Q232	2023H1	Q323	Q423	2023H2	2023	Q124	Q224	2024 H1
o/w Fixed	Fixed Customer Relationships represent the number of customers who receive at least one of Sunrise's broadband internet, TV or fixed-line telephony services, without regard to which or to how many services they subscribe. Fixed Customer Relationships generally are counted on a unique premises basis. Accordingly, if an individual receives Sunrise's services in two premises (e.g., a primary home and a vacation home), that individual generally will count as two Fixed Customer Relationships. Sunrise's fixed customer relationships include customers who receive Basic Cable Services ("BCS") which are services delivered without the use of encryption-enabling, integrated or virtual technology as well as customers who receive fixed telephony services over Sunrise's networks, or that Sunrise services through a partner network.												
Residential		1,429,995	1,412,276	1,436,027	1,426,348	1,426,348	1,416,509	1,401,508	1,401,508	1,401,508	1,399,307	1,394,952	1,394,952
Business[1]		87,914	99,745	102,579	105,337	105,337	107,789	110,275	110,275	110,275	112,476	115,198	115,198
Convergence (FMC Penetration)	Fixed-mobile convergence penetration represents the number of customers who subscribe to both a fixed broadband internet service and pre- or postpaid mobile telephony service, divided by the total number of customers who subscribe to fixed broadband internet service.												
Residential		54.3%	55.1%	55.3%	55.5%	55.5%	55.5%	55.7%	55.7%	55.7%	55.9%	56.2%	56.2%
Business[2]		85.5%	85.7%	85.4%	85.4%	85.4%	85.3%	85.0%	85.0%	85.0%	84.4%	83.8%	83.8%

(1) Business customer and wholesale fixed relationships and Fixed RGUs include customers who receive fixed services that are the same or similar to mass marketed product offered to residential customers. This includes customers who receive discounted services pursuant to a program Sunrise has in place with their employer, small or home office ("SOHO") customers and small or medium enterprise ("SME") customers (generally defined as businesses with 99 or fewer employees) and does not include services provided to large enterprises (generally defined as businesses with 100 or more employees) or wholesale services.

(2) Business customer and wholesale Mobile RGUs represent the number of active SIM cards in service that are provided to business and wholesale customers, including customers who receive discounted services pursuant to a program Sunrise has in place with their employer, SOHO, SME and large enterprise customers, as well as to customers who subscribed for mobile services delivered over Sunrise's networks through a branded reseller with whom Sunrise contracts, and excluding customers who subscribed for mobile services delivered over Sunrise's networks through a MVNO with whom Sunrise contracts, as well as other wholesale customers.

120

Transaction overview | Financial | Operational | Glossary

Operational KPIs – Base RGUs

Base RGUs[1]

		2021	2022	Q123	Q232	2023H1	Q323	Q423	2023H2	2023	Q124	Q224	2024 H1
Broadband Internet	Internet Subscribers are homes, residential multiple dwelling units or commercial units that receive fixed broadband internet services over Sunrise's fixed or mobile networks or that Sunrise services through a partner network.												
Residential		1,171,166	1,178,628	1,180,640	1,176,745	1,176,745	1,170,354	1,169,539	1,169,539	1,169,539	1,176,516	1,180,335	1,180,335
Business[2]		95,475	108,966	112,351	115,372	115,372	118,138	120,998	120,998	120,998	123,584	126,665	126,665
Enhanced TV	Enhanced TV Subscribers are homes, residential multiple dwelling units or commercial units that receive Sunrise's enhanced TV services, which are TV services delivered through encryption-enabling, integrated or virtual technology over Sunrise's broadband network or through a partner network. Enhanced TV Subscribers exclude subscribers that receive BCS.												
Residential		936,620	940,549	935,733	929,749	929,749	920,409	914,664	914,664	914,664	913,987	908,212	908,212
Business[2]		57,212	68,739	71,714	74,583	74,583	76,989	79,606	79,606	79,606	81,758	84,279	84,279
Mobile RGUs	A Mobile RGU is a Mobile Subscriber, which represents an active SIM card in service. A subscriber who has a data and voice plan for a mobile handset and a data plan for a laptop would be counted as two Mobile Subscribers.												
Residential		2,157,105	2,256,483	2,271,034	2,285,477	2,285,477	2,306,325	2,298,181	2,298,181	2,298,181	2,305,657	2,322,469	2,322,469
Business[3]		608,448	691,187	705,748	704,015	704,015	714,829	722,618	722,618	722,618	729,493	737,495	737,495
Mobile Postpaid RGUs	Numbers of Mobile products (Postpaid)												
Residential		1,751,173	1,866,952	1,894,342	1,914,507	1,914,507	1,957,948	1,974,009	1,974,009	1,974,009	1,989,848	2,010,033	2,010,033
Business[3]		550,506	635,299	648,813	651,176	651,176	661,988	673,206	673,206	673,206	680,248	689,499	689,499

(1) A Fixed RGU is, separately, an Internet Subscriber or an Enhanced TV Subscriber. A home, residential multiple dwelling unit or commercial unit may contain one or more RGUs. For example, if a residential customer subscribed to Sunrise's broadband internet service or enhanced TV service, the customer would constitute two RGUs. RGUs generally are counted on a unique premises basis such that a given premise does not count as more than one RGU for any given service. However, if an individual receives one of Sunrise's services in two premises (e.g., a primary home and a vacation home), that individual will count as two RGUs for that service. Each bundled internet or enhanced TV service is counted as a separate RGU regardless of the nature of any bundling discount or promotion. Non-paying subscribers are counted as subscribers during their free promotional service period. Some of these subscribers may choose to disconnect after their free service period. Services offered without charge on a long-term basis (e.g., certain preferred subscribers) generally are not counted as RGUs. Free services provided to Sunrise employees generally are counted as RGUs.
(2) Business customer and wholesale fixed relationships and Fixed RGUs include customers who receive fixed services that are the same or similar to mass marketed product offered to residential customers. This includes customers who receive discounted services pursuant to a program Sunrise has in place with their employer, small or home office ("SOHO") customers and small or medium enterprise ("SME") customers (generally defined as businesses with 99 or fewer employees) and does not include services provided to large enterprises (generally defined as businesses with 100 or more employees) or wholesale services.
(3) Business customer and wholesale Mobile RGUs represent the number of active SIM cards in service that are provided to business and wholesale customers, including customers who receive discounted services pursuant to a program Sunrise has in place with their employer, SOHO, SME and large enterprise customers, as well as to customers who subscribed for mobile services delivered over Sunrise's networks through a branded reseller with whom Sunrise contracts, and excluding customers who subscribed for mobile services delivered over Sunrise's networks through a MVNO with whom Sunrise contracts, as well as other wholesale customers.

121

Transaction overview | Financial | Operational | Glossary

Operational KPIs – ARPU Residential

ARPU (Residential)

			2021	2022	Q123	Q232	2023H1	Q323	Q423	2023H2	2023	Q124	Q224	2024 H1
Subscription Revenue	CHFm		**1,956**	**1,934**	**469**	**468**	**937**	**486**	**474**	**959**	**1,896**	**460**	**459**	**919**
Fixed	CHFm		1,125	1,080	263	260	522	263	258	521	1,043	253	250	502
Mobile	CHFm		832	855	206	209	415	223	215	438	853	207	209	416
Endbase														
Fixed - Customer Relationships	#		1,429,995	1,412,276	1,436,027	1,426,348	1,426,348	1,416,509	1,401,508	1,401,508	1,401,508	1,399,307	1,394,952	1,394,952
Mobile - RGUs	#		2,157,105	2,256,483	2,271,034	2,285,477	2,285,477	2,306,325	2,298,181	2,298,181	2,298,181	2,305,657	2,322,469	2,322,469
Average Base														
Fixed - Customer Relationships	#				1,424,152	1,431,188	1,419,312	1,421,429	1,409,009	1,413,928		1,400,408	1,397,130	1,398,230
Mobile - RGUs	#				2,263,759	2,278,256	2,270,980	2,295,901	2,302,253	2,291,829		2,301,919	2,314,063	2,310,325
ARPU		Average Revenue Per Unit ("ARPU") is the average subscription revenue per average fixed customer relationship or mobile subscriber, as applicable.												
Fixed	CHF	ARPU per fixed customer relationship is calculated by dividing the average subscription revenue from residential fixed services by the average of the opening and ending balance of fixed customer relationships for the period.			61.4	60.4	61.3	61.6	61.1	61.4		60.1	59.6	59.9
Mobile	CHF	ARPU per mobile subscriber is calculated by dividing the average mobile subscription revenue (including interconnect revenue but excluding handset sales and late fees) by the average of the opening and ending balance of mobile subscribers in service for the period.			30.3	30.6	30.4	32.4	31.1	31.9		30.0	30.1	30.0

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Transaction overview | Financial | Operational | Glossary

Glossary

Sunrise

5G SA MPN	5G Standalone Mobile Private Network
ARPU	Average Revenue Per User
B2B	Business to Business
B2C	Business to Customer
BBCS-F/C	Broadband Connectivity Service (fibre/copper)
BizDevSecOps	Business, Development, Security and Operations
CAGR	Compounded Annual Growth Rate
CCaaS	Customer Care as a Service
CDP	Carbon Disclosure Project
CoD	Cost of Debt
CPE	Customer Premises Equipment
CPI	Consumer Price Index
CtC	Cost-to-capture
DaaS	Device as a Service
DDOS	Distributed Denial of Service
DOCSIS	Data Over Cable Service Interface Specification
DPS	Dividend Per Share
DSL	Digital Subscriber Line
ESG	Environmental, Social and Governance
FDD	Frequency Division Duplexing
FinCo	Financial Company
FMC	Fixed Mobile Convergence
FTTH	Fibre to the Home
FTE	Full-time Equivalent
FWA	Fixed Wireless Access
GAAP	Generally Accepted Accounting Principles
Gbps	Gigabit per second
GDP	Gross Domestic Product
GHG	Greenhouse Gas
HFC	Hybrid Fibre Coaxial
IaaS	Infrastructure as a Service
ICT	Information and Communication Technology
IFRS	International Financial Reporting Standards
IoT	Internet of Things
IRU (ALO)	Indefeasible Right of Use (access line optical)
ISO	International Organization for Standardization
KPI	Key Performance Indicator
MBB	Mobile Broadband
Mbps	Megabit per second
MDR	Managed Detection and Response
Mhz	Megahertz
ML	Machine Learning
MNO	Mobile Network Operator
MSA	Master Services Agreement
MVNO	Mobile Virtual Network Operator
NPS	Net Promoter Score
QoE	Quality of Earnings
RB	Rebased
RGU	Revenue Generating Unit
SaaS	Software as a Service
SASE	Secure Access Service Edge
SCiON	Scalability, Control, and Isolation on Next-generation Network
SDL	Supplementary Downlink
SD WAN	Software-defined Wide Area Network
SME	Small and Medium-sized Enterprises
SoW	Share of Wallet
TB	Terabyte
TDD	Time Division Duplexing
WaaS	Workspace as a Service
WHS	Wholesale
XGS-PON IT	10 Gigabit Symmetric Passive Optical Network

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